As filed with the Securities and Exchange Commission on April 30, 2007

1933 Act Registration No. 2-90201

1940 Act Registration No. 811-03996

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT
  UNDER
  THE SECURITIES ACT OF 1933  ☒

  POST-EFFECTIVE AMENDMENT NO. 36  ☒

  AND/OR

  REGISTRATION STATEMENT

  UNDER

  THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 37

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor's Principal Executive Office Including Zip Code)

Depositor's Telephone Number, Including Area Code: (212) 224-1600

Thomas L. Martin
Senior Vice President and Associate General Counsel
Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the Registration Statement.

  It is proposed that this filing will become effective (check appropriate space)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2007 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  on (date) pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 2-90201, TVIF Contracts)

Form N-4 Item	Prospectus Caption
PART A

1. Cover Page	Cover Page

2. Definitions	Definitions We Use in this Prospectus

3. Synopsis	Table of Annual Expenses

4. Condensed Financial Information Separate Account Funds; Performance Information	Appendix A: Unit Value Information for the for the Separate Account Funds

5. General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6. Deductions	Table of Annual Expenses; Charges You Will Pay

7. General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8. Annuity Period	You May Obtain an Annuity with Your Account Balance

9. Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10. Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11. Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12. Taxes	Federal Tax Information

13. Legal Proceedings	N/A (see Statement of Additional Information)

14. Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption
PART B

15. Cover Page	Cover Page

16. Table of Contents	Table of Contents

17. General Information and History	N/A

18. Services	N/A

19. Purchases of Securities Being Offered	Distribution of the Contracts

20. Underwriters	Distribution of the Contracts

21. Calculation of Performance Data	Yield and Performance Information

22. Annuity Payments	N/A

23. Financial Statements	Financial Statements

  Prospectus   of MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TAX-DEFERRED ANNUITY PLAN

VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM

INDIVIDUAL RETIREMENT ANNUITY

FLEXIBLE PREMIUM ANNUITY

This should be read together with the Prospectuses of

MUTUAL OF AMERICA INVESTMENT CORPORATION

EQUITY INDEX FUND

ALL AMERICA FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

MID CAP VALUE FUND

MID-CAP EQUITY INDEX FUND

COMPOSITE FUND

INTERNATIONAL FUND

MONEY MARKET FUND

MID-TERM BOND FUND

BOND FUND

  RETIREMENT FUNDS:

RETIREMENT INCOME FUND

2010 RETIREMENT FUND

2015 RETIREMENT FUND

2020 RETIREMENT FUND

2025 RETIREMENT FUND

2030 RETIREMENT FUND

2035 RETIREMENT FUND

2040 RETIREMENT FUND

2045 RETIREMENT FUND

  ALLOCATION FUNDS:

CONSERVATIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

AGGRESSIVE ALLOCATION FUND

FIDELITY INVESTMENTS® VARIABLE INSURANCE PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO

ASSET MANAGER(SM) PORTFOLIO

CONTRAFUND® PORTFOLIO

MID CAP PORTFOLIO

VANGUARD VARIABLE INSURANCE FUND:

DIVERSIFIED VALUE PORTFOLIO

INTERNATIONAL PORTFOLIO

DWS VARIABLE SERIES I:

BOND VIP

CAPITAL GROWTH VIP

INTERNATIONAL VIP

OPPENHEIMER MAIN STREET FUND®/VA

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

TVIF

May 1, 2007

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on the inside
back cover page of this booklet.

PROSPECTUS

Variable Accumulation Annuity Contracts

(TDA, IRA, VEC AND FPA CONTRACTS)

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839.
Through its

Separate Account No. 2

The Contracts—We offer these group and individual variable accumulation annuity contracts (Contracts):

•  group Tax-Deferred Annuity Contracts (TDA Contracts);

•  Individual Retirement Annuity Contracts (IRA Contracts), including Traditional IRA, Roth IRA, SIMPLE IRA and SEP IRA Contracts; and

•  individual Flexible Premium Deferred Annuity Contracts (FPA Contracts).

We no longer offer our group Voluntary Employee Contribution (VEC) Contract, which we describe in Appendix C.

A Participant or you means an employee under a TDA Contract, a person to whom we have issued an IRA Contract or a person or entity to which we have issued an FPA Contract. A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date.

Your Contributions—You may make Contributions in the amounts and at the frequency you choose (subject to certain minimums), and some of the Contracts permit your employer to make Contributions on your behalf. Under IRA and TDA Contracts, the amount of your Contributions and those of your employer are limited by Federal tax laws.

Investment Alternatives for Your Account Balance—You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your employer's Plan (if any) restricts allocations. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in funds or portfolios of mutual funds (the Underlying Funds), which currently are:

•  Mutual of America Investment Corporation (the "Investment Company"): Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth, Mid Cap Value, Composite, International, Bond, Mid-Term Bond, Money Market, Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement (together these nine Funds may be referred to as the "Retirement Funds"), Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds (together these three Funds may be referred to as the "Allocation Funds");

•  DWS Variable Series I*: Capital Growth VIP, Bond VIP and International VIP;

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Contrafund®, Mid Cap and Asset Manager(SM) Portfolios;

•  Calvert Variable Series, Inc.: Calvert Social Balanced Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•  Oppenheimer Funds: Oppenheimer Main Street Fund®/VA; and

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, with additional information, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—You should read this Prospectus carefully before you purchase a Contract or decide to become a Participant and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you should also read, are distributed with it. We distribute the prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information about the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together in one book, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Note: The Investment Company International Fund and Retirement Funds will be available on or after July 1, 2007.

*Formerly known as Scudder Variable Series I.

Dated: May 1, 2007

This Prospectus does not offer the Contracts in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts or this offering other than those in this Prospectus. If you receive unauthorized information or representations, you must not rely on them in making any purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance. State Premium taxes may also be deducted, but we do not currently deduct them.

I.  Transaction Expenses. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

	Current	Maximum
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  Annual Separate Account Expenses. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

	Current IRA/FPA, TDA
	Standard		Reduced Fees(1)(4)		IRA/FPA Maximum		TDA Maximum
Annual Contract Fee	$24	(1)	$24	(1)	$24		$30	(1)
Loan Interest (TDA Contracts only)			3	%(2)	3%		3	%(2)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	.15%		.15%		up to 2.00%		up to 2.15%
Administrative Charges	.40	%(3)	.20	%(3)(4)	up to 2.00%		up to 2.15%
Distribution Expense Charge	.35%		.15	%(3)(4)	up to 2.00%		up to 2.15%
Total Separate Account Annual Expenses	.90%		.50	%(3)(4)	2.00	%(4)	2.15	%(4)

(1)  You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Balance for the month if that amount would be less than $2.00. The maximum fee for a TDA account is $2.50 per month ($30 per year). An employer under a TDA Contract or a SEP-IRA or SIMPLE IRA Contract may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. If your employer is using our Hotline Plus system, we waive the monthly charge for certain employer TDA and SEP Contracts with a certain level of assets or number of Participants with Account Balances. We also waive the $2.00 monthly participant charge, referred to on an annual basis as the Annual Contract Fee, on a monthly basis for every participant who elects to use eDocuments (the "Waived Annual Contract Fee"). If a participant elects to use eDocuments and later revokes that election, the waiver of the $2.00 monthly fee will be automatically revoked and the Annual Contract Fee will then be restored for future months.

(2)  This rate is an adjustable rate we declare from time to time. The TDA Loan rate will not exceed 3% above the interest rate we credit to your Account Balance held in the General Account as collateral security for the loan, nor will the Loan interest rate exceed the Moody's® Corporate Bond rate.

(3)  The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century VP Capital Appreciation Fund is .15% and for the Fidelity VIP Funds is .30%. For plans eligible for the Reduced Fee, described in Note (4) below, the administrative charge is 0% for the American Century VP Capital Appreciation Fund and the distribution expense charge is 0.10% (for Total Separate Account Annual Expenses of 0.25% for that Fund.) and the administrative charge is .10% for the Fidelity VIP Funds (for Total Separate Account Expenses of 0.40% for those Funds).

(4)  Separate Account Annual Expenses may be increased in the aggregate up to a total of 2.00% for IRA and FPA Contracts and 2.15% for TDA Contracts. We presently have no plans to increase the .90% current standard Separate Account Annual Expense or the .50% Reduced Fee Separate Account Expense. We would notify Participants in advance of any fee change. The Total Separate Account Annual Expenses are reduced to 0.50% (0.25% for the American Century VP Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) ("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million and continue to use Hotline Plus as of the last day of a calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. The Reduced Fee is not available to Individual Retirement Annuity Contracts, including Flexible Premium Annuity, traditional IRA, Roth IRA, SIMPLE IRA and SEP IRA contracts. Loss of eligibility for failure to maintain at least $1.8 million in assets will occur irrespective of the cause of such failure, which can, for example, be the result of a large withdrawal from the plan or the result of poor investment performance of the Underlying Funds in which the Funds of the Separate Account invest.

III.  Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2006. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	.17%	1.00%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This example also assumes the maximum fees and expenses of the Underlying Funds during 2006, the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
IRA / FPA Maximum(1)	$318	$1,001	$1,755	$3,995
TDA Maximum(2)	$354	$1,114	$1,953	$4,446

(1)  Assumed Contract Fee of $9.57 per $10,000 of Separate Account value and an average account balance of $25,076.

(2)  Assumed Contract Fee of $11.96 per $10,000 of Separate Account value and an average account balance of $25,076.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

Contracts We Offer

We offer the group and individual variable accumulation annuity contracts described in this Prospectus to assist with retirement and long-term financial planning. Refer to "Purchasing a Contract and Making Contributions—Purchase of a Contract; Participation." The three types of contracts are:

1.  Tax Deferred Annuity Contracts (TDA Contracts).

We issue TDA Contracts to Contractholders that have adopted plans under Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents a Section 501(c)(3) tax-exempt organization or eligible public school or college or its employees.

You make Contributions under a TDA Contract through a voluntary salary reduction agreement with your employer. Under Section 403(b) of the Code, you may defer recognition of the Contributions you make by salary reduction, within certain limits, for Federal income tax purposes. You may not designate Contributions you make as designated Roth contributions described in Section 402A of the Code.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our Contract issued for the Plan accept rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

You should note that amounts you roll over to a Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 59 1/2. See "Our Payment of Account Balance to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information—TDA and IRA Contracts—When No Penalty Tax is Due". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.

2.  Individual Retirement Annuity Contracts (IRA Contracts).

Individuals may purchase IRA Contracts for retirement savings. A married individual who is not a wage earner may purchase an IRA Contract (a spousal IRA), and the individual's spouse (if a wage earner) may make Contributions on behalf of the non-wage earning spouse, provided their federal income tax filing status is married, filing jointly. Individuals who have adjusted gross income for Federal income tax purposes below certain levels are eligible to purchase Roth IRAs.

An individual may purchase an IRA Contract directly from us, and must designate whether the Contract is a Traditional IRA or a Roth IRA. An employee may purchase a SEP IRA Contract under a Simplified Employee Pension (SEP) or may purchase a SIMPLE IRA Contract under a Savings Incentive Match Plan for Employees (SIMPLE), if the individual's employer has established one of those plans.

For Federal income tax purposes:

•  You may be able to deduct Contributions under a Traditional IRA Contract or SEP IRA Contract, but there are limits on the amount that you may deduct and restrictions on who may deduct IRA contributions. Refer to "Federal Tax Information—Traditional IRA and SEP IRA Contracts—Deduction of Contributions from Gross Income".

•  You may not deduct Contributions under a Roth IRA for Federal income tax purposes.

•  You may exclude Contributions to a SIMPLE IRA from gross income, within certain limits.

Under an IRA Contract (other than a Roth IRA), you do not pay Federal income tax on the earnings from Contributions until you begin receiving Annuity Payments or otherwise withdraw all or a portion of your Account

Balance. Under a Roth IRA, you may withdraw earnings tax-free if the Roth IRA Contract is at least five years old and you are 59 1/2 years old or older, or in certain other circumstances. Refer to "Federal Tax Information".

3.  Flexible Premium Annuity Contracts (FPA Contract).

Individuals may purchase FPA Contracts to accumulate assets for retirement. If you are an individual (not a corporation, for example), you make Contributions to an FPA Contract with "after-tax" dollars. In other words, you may not deduct or exclude the amount of the Contributions from your income for Federal income tax purposes. If you are an individual, you do not pay Federal taxes on the earnings on Contributions to an FPA Contract until you begin to receive Annuity Payments or otherwise withdraw all or a portion of your Account Balance, in most circumstances. Refer to "Federal Tax Information".

An employer may purchase FPA Contracts to serve as a depository for the employer's deferred compensation obligations to employees. There is no deferral of Federal income taxation of the earnings on Contributions for employers who purchase FPA Contracts for deferred compensation obligations or for other Contractholders who are not individuals. Refer to "Federal Tax Information".

Contributions during the Accumulation Period

You may make Contributions at whatever times you select, but the timing will be based on your payroll period if you make Contributions under a salary reduction or payroll deduction agreement with your employer. The Code limits the amount of Contributions to an IRA or TDA Contract, as described below. We may refuse to accept initial or subsequent Contributions when we deem it appropriate to do so, including because of anti-money laundering laws or regulations or other legal requirements.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403 (b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our Contract issued for the Plan accept rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year. You may not designate Contributions you made as designated Roth contributions described in Section 402A of the Code.

You should note that amounts you roll over to a Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 59 1/2. See "Our Payment of Account Balance to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information—TDA and IRA Contracts—When No Penalty Tax is Due". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.

Minimum Required. We from time to time will establish the minimum Contribution that you may make under the Contracts. Currently, the minimum Contribution is $10, except that we currently waive the minimum for employer contributions under SEP IRAs and SIMPLE IRAs. Your Plan may require that your Contributions under a TDA Contract total $200 or more each year.

Who May Make Contributions. The persons who may make Contributions, and the manner in which Contributions should be sent to us, are as follows.

•  Under an FPA Contract or under an IRA Contract other than a SIMPLE IRA, you may make Contributions directly to us.

•  Under an FPA Contract purchased by an employer on behalf of an employee, the employer makes the Contributions.

•  Under an FPA Contract issued to an individual, under a Roth IRA, or under a Traditional IRA Contract, you may make Contributions through a payroll deduction agreement with your employer.

•  Under a TDA Contract or SIMPLE IRA Contract, you may make Contributions only by salary reduction agreement with your employer.

•  For both SEP IRAs and SIMPLE IRAs, the employer also may contribute amounts on your behalf, within the limits established by the Code.

•  Under a SIMPLE IRA, an employer must match certain Contributions by an employee or make a Contribution for each employee who is eligible to contribute under the SIMPLE.

We must receive each Contribution at our home office, along with sufficient information to identify the person for whom and the Contract under which the Contribution is made, before we can credit the Contribution to your Account Balance. If an employer sends us Contributions, we will apply the Contributions when we receive the amounts at our home office or receive them by electronic funds transfer, or wire transfer of Federal funds into our designated bank account along with the required identifying information. Refer to "Purchasing a Contract and Making Contributions-Payment of Contributions" and "Federal Tax Information".

TDA Contract—Limits on Amounts. The maximum annual Contributions under TDA Contracts are those amounts the Code permits for Plans. Refer to "Purchasing a Contract and Making Contributions-Payment of Contributions" and "Federal Tax Information".

IRA Contract—Limits on Amounts. The aggregate amount that you may contribute to a Traditional IRA, SEP IRA and/or Roth IRA Contract is limited under the Code. Your Contributions may be fully or partially deductible, depending on the level of your Federal adjusted gross income and the type of IRA Contract. Refer to "Purchasing a Contract and Making Contributions—Payment of Contributions" and "Federal Tax Information".

If you have reached the age of 70 1/2, you may no longer make Contributions (except by rollover from another IRA contract or eligible employer retirement plan) to a Traditional IRA or SEP IRA Contract. There is no Participant age limit for Contributions under a Roth IRA or a SIMPLE IRA, or for employer contributions to a SEP IRA.

FPA Contract—Limits on Amounts. There is no limit on the amount of Contributions that you may make to an FPA Contract if you are an individual.

Investment Alternatives for Your Account Balance

You may allocate Contributions among the Investment Alternatives (unless your Plan restricts use of any Alternative). You may change your allocation instructions at any time for future Contributions.

The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate if any, set forth in your Contract. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in twenty-five Underlying Funds which have different investment objectives, investment policies and risks. When the Retirement Funds and International Fund commence operations on or after July 1, 2007, thirty-five Underlying Funds will be available under the Separate Accounts. You should refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You Will Pay". The standard charges include:

•  an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity VIP Funds is 0.30%);

•  a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

The Total Separate Account Annual Expenses are reduced to a total of 0.50% (0.25% for the American Century VP Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) ("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter) where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million and continue to use Hotline Plus as of the last day of the calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. For those participants in plans that are eligible for the Reduced Fee, the charges include:

•  An administrative expense charge at an annual rate of 0.20% (except that the annual rate for the American Century VP Capital Appreciation Fund is 0%, and the annual rate for the Fidelity VIP Funds is 0.10%

•  a charge at an annual rate of 0.15% (0.10% for the American Century VP Capital Appreciation Fund) for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance an Annual Contract Fee on a monthly basis. The monthly charge is $2.00 ($2.50 for TDA Contracts) if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. Under SEP and TDA Contracts, if your employer uses our Hotline Plus system we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants with Account Balances. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. We also waive the Annual Contract Fee on a monthly basis for Participants who elect to use eDocuments for so long as they continue to use eDocuments. Refer to "Charges You Will Pay—Administrative Charges".

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Access to Your Account Balance by Transfers, Withdrawals or Loans

During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives. If you have an outstanding loan under a TDA Contract, your Account Balance in the General Account after a transfer must be at least equal to the loan collateral security amount. Refer to "Our Payment of Account Balance to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives". We do not assess a charge for transfers under the Contracts.

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under all Contracts except TDA Contracts. A TDA Participant generally may not withdraw the Account Balance until the Participant has reached the age of 59 1/2, under restrictions in the Code and the TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your Bank account where available. Refer to "Our Payment of Account Balance to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments".

You may have taxable income upon any withdrawal of your Account Balance, except in the case of certain withdrawals from Roth IRA Contracts. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals, and in certain cases the nontaxable portion of withdrawals from Roth IRAs, may be subject to a 10% tax penalty, or 25% for SIMPLE IRAs in limited cases. The tax penalty is not due if you have reached the age of 59 1/2, are disabled or in certain other circumstances (including special rules for IRA Contracts). Refer to "Federal Tax Information".

The Code imposes minimum distribution requirements for IRA Contracts, other than Roth IRAs, and for TDA Contracts when you reach a certain age or in some other circumstances. You may be required to make partial withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We make available a loan option under TDA Contracts. If you have a loan under a TDA Contract, we restrict your transfers or withdrawals from the General Account of the loan collateral security amount.

Our Specified Payments Option.  You may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. Under a TDA Contract, to elect this Option you must either have reached age 59 1/2 or terminated employment with the Plan sponsor if the TDA Contract is sponsored, after reaching age 55.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change your allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make any withdrawals of Account Balance. If you are married and under a TDA Plan, you may need the written consent of your Eligible Spouse for any withdrawal. Refer to "Where to Contact Us and Give Us Instructions".

For employer-owned FPA Contracts, all transaction requests must be made in writing by your employer.

By Telephone or Internet. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Balance, to change allocation instructions among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of your Account Balance to the Investment Company International Fund, the DWS International VIP or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"). Transfers into any of the International Funds can be made only in writing and by United States Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. If you are a TDA Participant, you should make withdrawal requests to our Regional Office that services your Plan, and you may not make withdrawals by telephone or Internet. You may not request rollover of an IRA Contract by telephone or Internet. Refer to "Where to Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes (except those done over the Internet) and for your Contributions, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "Administrative Matters—Confirmation Statements to Participants".

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares".

Annuitants and Beneficiaries

Under a TDA Contract or IRA Contract, you must be the Annuitant. Under an FPA Contract issued to an individual, you may be the Annuitant or you may name another person as the Annuitant. Under an FPA Contract issued to an Employer as a depository for deferred compensation obligations to an employee, the employee will be the Annuitant. The Annuitant named in the application for a Contract may not be changed. You, or a Beneficiary who elects to receive a death benefit due in the form of an annuity, also may name a joint Annuitant. When electing annuity payments, you or a beneficiary beginning to receive death benefits also may name a joint Annuitant.

You may designate a Beneficiary or Beneficiaries to receive any death benefit due during the Accumulation Period or to receive any remaining payments (or their commuted value) due during the Annuity Period. You may change the Beneficiary by giving us written notice on a form we provide. A TDA Plan may provide that if you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary. Refer to "Administrative Matters—Designation of Beneficiary".

Death Benefits during the Accumulation Period

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. Under an FPA Contract when you are not the Annuitant, we will pay the death benefit upon the first to occur of your death and the Annuitant's death.

The death benefit amount will be your Account Balance as of the date we receive proof of your death (or the death of the Annuitant, if different) and the election of the Beneficiary(ies) telling us how we should pay the death benefit. Unless the owner selected the death benefit, the Beneficiary selects the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Under an FPA Contract when the owner is the Annuitant or an IRA Contract, if your Eligible Spouse is the Beneficiary and the death benefit is due upon your death, your surviving spouse may be able to continue the Contract instead of receiving a death benefit. Refer to "Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information—Estate Taxes; Tax Liability of Beneficiary for Death Benefit".

Annuity Commencement Date and Amount of Monthly Annuity Payment

Under IRA and TDA Contracts, the Annuity Commencement Date must be after you have reached the age of 55, and under FPA Contracts, the Annuity Commencement Date must be at least 12 months after the Contract issue date. For an FPA Contract issued to an employer to serve as a depository for the employer's deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be not later than when the employee reaches age 70 1/2 or the employee terminates employment with the employer, if later.

Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the purchase rates we use to determine the monthly amount of the Annuity Payment, for the form of annuity you select, will never be less favorable than the guaranteed rate in the Contract. Refer to "You May Obtain an Annuity with Your Account Balance". You may choose to make withdrawals of your Account Balance, instead of electing to receive Annuity Payments.

Forms of Annuity Available. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. If an Annuitant (and contingent annuitant if a joint and survivor annuity) dies before the minimum time period has ended, the Beneficiary will receive the remaining Annuity Payments due. A life annuity protects an Annuitant from outliving the source of income, since the payments continue for the life of the Annuitant.

You may select the annuity form when you designate the Annuity Commencement Date. A TDA Plan may require that if you are married, you will receive a joint and survivor annuity with your Eligible Spouse, unless the Eligible Spouse consents in writing to another form of annuity. Refer to "You May Obtain an Annuity with Your Account Balance—Available Forms of Annuity".

Cancellation Right

You may surrender for cancellation an IRA or FPA Contract or a TDA Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund all Contributions your Employer sent to us on your behalf which you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded. Refunds to you are made through your Employer.

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2006, we had total assets, on a consolidated basis, of approximately $12.4 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poors Insurance Rating Service, Fitch IBCA and Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See, "Underlying Funds in which Our Separate Account Invests," below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and may sell to qualified retirement plans; they do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to Mutual of America Life Insurance Company separate accounts and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index*). The Fund invests primarily in common stocks that are included in the S&P 500® Index.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth

*  "Standard & Poor's", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser to the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets will be invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets will be invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, the purchase of iShares or the purchase of equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets. This Fund will be available on or after July 1, 2007.

Bond Fund of the Investment Company

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account.

**  MSCI EAFE Index is a servicemark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETF's which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. When the Fund commences operations, on or after July 1, 2007, approximately 15% of the assets in the Fund will be invested in the IC Money Market Fund, 60% will be invested in fixed income IC Funds and 25% will be invested in equity IC Funds. This Fund will be available on or after July 1, 2007.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 10% of the assets in the Fund will be invested in the IC Money Market Fund, 45% will be invested in fixed income IC Funds and 45% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 9% of the assets in the Fund will be invested in the IC Money Market Fund, 36% will be invested in fixed income IC Funds and 55% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 35% of the assets in the Fund will be invested in fixed income IC Funds and 65% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 25% of the assets in the Fund will be invested in fixed income IC Funds and 75% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 20% of the assets in the Fund will be invested in fixed income IC Funds and 80% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 12% of the assets in the Fund will be invested in fixed income IC Funds and 88% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 11% of the assets in the Fund will be invested in fixed income IC Funds and 89% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. When the Fund commences operations, on or after July 1, 2007, approximately 10% of the assets in the Fund will be invested in fixed income IC Funds and 90% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund and 5% in the Small Cap Growth Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity VIP Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the Fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index (S&P MidCap 400®), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Vanguard Variable Insurance Fund International Portfolio

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The Portfolio employs multiple investment advisors.

DWS Capital Growth VIP

The DWS Capital Growth VIP (formerly known as the Scudder Capital Growth Portfolio) seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS Bond VIP

The DWS Bond VIP (formerly known as the Scudder Bond Portfolio) seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS International VIP

The DWS International VIP (formerly known as the Scudder International Portfolio) seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Calvert Social Balanced Portfolio

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Mid Cap Contrafund® and Asset Manager(SM) Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.

DWS Variable Series I: The DWS Capital Growth VIP, Bond VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc. The Bond VIP also receives investment advice from Aberdeen Asset Management, Inc., an unaffiliated subadviser.

Oppenheimer Main Street Fund®/VA: The Fund receives investment advice from OppenheimerFunds, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with New Amsterdam Partners, LLC and SSgA Funds Management, Inc. for the equity portion of the Fund.

CHARGES YOU WILL PAY

Administrative Charges

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. Separate Account charges may not exceed 2.00% in the aggregate under IRA and FPA Contracts and 2.15% in the aggregate under TDA Contracts. The monthly Participant charge may not exceed $2 per month under IRA and FPA Contracts and $2.50 per month under TDA Contracts. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Separate Account Charge. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

•  For each Fund, the charge is at an annual rate of 0.40% (0.20% if the Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

•  For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15% (0% if the Reduced Fee is applicable), because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

•  For the Funds that invest in the Fidelity VIP Funds, the annual rate currently is 0.30% (0.10% if the Reduced Fee is applicable), because the transfer agent and distributor for the Fidelity VIP Funds, reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

Participant Charge. We make an additional deduction for administrative expenses (referred to as the Annual Contract Fee) each month from each Participant's Account Balance, except that under a TDA Contract, the employer may elect to pay this charge on behalf of its Participants. The charge is $2.00 per month ($2.50 for TDA Contracts), except that we will reduce the charge to 1/12 of 1% if your Account Balance for the month is less than $2,400.

We waive the charge under SEP Plans for any month if:

•  Your employer uses our Hotline Plus system and during that month the employer's Contract assets were at least $5 million or there were at least 500 Participants with Account Balances under the Contract. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We waive the charge under a TDA Contract for any month if:

•  You agree to use eDocuments, for so long as you continue to use that service;

•  You are paying the monthly charge under another TDA Contract or a 403(b) Thrift Contract with us; or

•  Your employer uses our Hotline Plus system and during that month the employer's Contract assets were at least $5 million or there were at least 500 Participants with Account Balances under the Contract. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (See the Statement of Additional Information for the prescribed order.)

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% (0.15% if the Reduced Fee is applicable) to cover anticipated distribution expenses. For assets invested in the American Century VP Capital Appreciation Fund the distribution expense component of the Reduced Fee is 0.10%.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including the limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund, which is called the "Expense Risk Charge." We have the right to increase the "Expense Risk Charge" subject to the terms of the Contract.

Expenses of the Underlying Funds

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own.

Refer to "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year (estimated for the Asset Allocation Funds). The prospectuses of the Underlying Funds, which are distributed with this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

Premium Taxes

We currently do not deduct state premium taxes from Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Contributions prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 1% to 3 1/2%.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you, or your employer for a TDA Contract, necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001, and other applicable laws & regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution, issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

TDA Contract. We issue TDA Contracts to employers or other entities that are seeking a funding vehicle for group tax-sheltered annuity arrangements established under Section 403(b) of the Code. Contractholders must be organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public schools or colleges, or associations that represent such entities or their employees.

If you are an employee of an employer that has adopted a tax-sheltered annuity arrangement funded by a TDA Contract, you may become a Participant by completing our enrollment form.

IRA Contract. We issue IRA Contracts to individuals, and each purchaser must complete the prescribed application. We require an initial Contribution of at least the minimum required amount, except for SEP IRA Contracts or SIMPLE IRA Contracts.

To purchase a Roth IRA, an individual must have Federal adjusted gross income below a certain level and must designate the Contract as a Roth IRA. To purchase a SEP IRA or SIMPLE IRA, the individual must be eligible to participate in the SEP or SIMPLE adopted by the individual's employer.

The Code provides for certain tax benefits for IRAs, and the purchase of our IRA Contract will not result in additional tax benefits for the purchaser.

FPA Contract. We issue FPA Contracts to individuals, and we also issue FPA Contracts to employers (including tax-exempt organizations) that may use the Contracts to accumulate funds to meet their deferred compensation obligations to employees. Each purchaser must complete the prescribed application and make an initial Contribution of at least the minimum required amount.

A person to whom we issue an FPA Contract, whether or not such person is the Annuitant, will be the owner of the Contract and will possess all the rights under the Contract. For example, the employer to whom we issue an FPA Contract for deferred compensation purposes is the owner of the Contract and may receive all payments under the Contract.

Acceptance of Initial IRA or FPA Contributions. When we receive your completed application or enrollment form, together with an initial Contribution (when required) and any other necessary information, we will accept the application and Contribution and issue the IRA or FPA Contract, or reject them. If you did not properly complete the application, we will retain the Contribution for up to five business days (or for up to 30 calendar days with your permission) while we attempt to obtain the information necessary to complete the application. We will also reject applications which do not satisfy customer identification and verification procedures required by the USA PATRIOT Act of 2001.

Except in the case of TDA Contracts, if we do not receive your completed application or enrollment form within five business days, we will return the Contribution at the end of that period unless you consent to a longer period. We enter into agreements with employers that use our electronic processing system and that make Contributions to a SEP IRA or SIMPLE IRA or that have payroll deduction or salary reduction programs for the forwarding of application information and Contributions to us.

Cancellation of Contract. You may surrender a TDA Certificate, IRA Contract or FPA Contract for cancellation within ten days after receipt or such different period as provided by state law. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any Contributions that were sent to us by your employer on your behalf.

Payment of Contributions

The usual method for remitting Contributions to us is by check. We will also accept remittances by wire transfer to our designated bank account. You may not designate Contributions you make as designated Roth contributions described in Section 402A of the Code. In order to accept a wire transfer remittance and to allocate such remittance properly, we will require certain information, to be sent to us in advance of the wire transfer. To obtain complete details and instructions regarding wire transfers please contact your Regional Office. You can check the address for your Regional Office by calling our toll-free number 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

TDA Contracts. You make Contributions under a salary reduction arrangement you enter into with your employer. In addition, we also will accept on your behalf a single sum transfer from any tax-deferred annuity arrangement maintained under Section 403(b) of the Code or certain custodial accounts maintained under Section 403(b)(7) of the Code.

The amount of your Contributions may not be greater than the amount permitted under applicable Federal law (see "Federal Tax Information"). A Plan may require a minimum Contribution per year of $200 for each Participant. We will not accept Contributions for you for time periods after you have terminated participation under the Contract, you cease employment with the Contractholder, or if the TDA Contract has been discontinued.

IRA Contracts. The method of making Contributions depends on the type of IRA Contract.

•  For Traditional IRA, Roth IRA and SEP IRA Contracts, you may make Contributions directly to us.

•  Under a Traditional IRA Contract or Roth IRA Contract, you also may make Contributions under a payroll deduction agreement between you and your employer, where your employer forwards to us on your behalf the amounts deducted from your salary.

•  For a SIMPLE IRA Contract, you may make Contributions only by salary reduction under the SIMPLE adopted by your employer.

The Code limits the amount of your total Contributions (excluding rollovers) under a Traditional IRA, SEP IRA or Roth IRA Contract during a tax year to the lesser of $4,000 for 2007 and $5,000 for year 2008 and later years (indexed for inflation in subsequent years) and 100% of your compensation for that year. Individuals who are age 50 or older by the end of the calendar year may make an additional contribution of $1,000 per year for 2007 and later years.

The Code limits the amount of Contributions to a Roth IRA as follows:

•  A single individual with adjusted gross income of $99,000 (indexed for inflation in later years) or less, and a married individual who files a joint tax return with adjusted gross income of $156,000 (indexed for inflation in later years) or less, may contribute up to the applicable limit for a year to a Roth IRA. This amount is reduced by contributions to other IRAs during the tax year, other than salary reduction contributions to a SIMPLE and any rollover distributions.

•  The applicable Roth IRA contribution limit for 2007 declines in fixed amounts until it becomes zero for a single individual with adjusted gross income between $99,000 and $114,000 and for a married individual filing a joint return with adjusted gross income between $156,000 and $166,000.

The Code limits Participant Contributions to a SIMPLE IRA, as follows:

•  You may contribute up to $10,500 for 2007 (indexed for inflation in later years) or 100% of compensation if less. In addition, Participants who are age 50 or older may make an additional contribution of $2,500 for 2007, indexed for inflation in later years.

•  If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is the applicable limit for a year for the salary reduction arrangements.

Code provisions also regulate an employer's Contributions to a SIMPLE IRA:

•  An employer generally must match an employee's contribution in an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. The employer may not have to match additional contributions made by Participants age 50 or older.

•  Instead of matching a Contribution, the employer may make a "nonelective" Contribution to each Participant's SIMPLE IRA. The amount of the nonelective Contribution is equal to 2% of compensation for each eligible employee earning at least $5,000, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $225,000 for 2007 (to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective Contribution instead of matching Contributions for the coming year.

Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 25% of the employee's compensation (with compensation limited to $225,000 for 2007, (to be adjusted for inflation in future years), but not more than $45,000 for 2007. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the employee.

At any age you may make Contributions to a Roth IRA, as long as you are eligible based on Federal adjusted gross income requirements. You may not make any Contributions to a Traditional IRA or SEP IRA Contract beginning in the tax year you reach age 70 1/2, with the following exceptions:

•  You may purchase an IRA Contract, or you may use an existing IRA Contract, to receive rollover Contributions from certain other plans, as described below, even after age 70 1/2.

•  An employer may make contributions for its employees under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has reached age 70 1/2.

You may make Contributions to an IRA Contract (other than a SIMPLE IRA) by rollover of eligible distributions from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code, under the following rules:

•  Generally, amounts that you roll over do not count against the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made to an IRA of the same type for the same tax year as the rollover.

•  Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), pension and profit-sharing plans, including 401(k) plans, under Code Section 401(a) and eligible deferred compensation plans of a governmental employer under Code Section 457(b). (Withdrawals from a Section 457(b) plan if you have not yet reached age 59 1/2 are not subject to a 10% tax penalty, but withdrawals from an IRA or other eligible plan after rollover from a Section 457(b) plan are subject to this penalty.) Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. See "Federal Tax Information—Obtaining Tax Advice".

•  You may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

Special rules apply for rollovers to a Roth IRA or for conversions from a Traditional IRA, a SEP IRA or a SIMPLE IRA to a Roth IRA. A conversion from a SIMPLE IRA to a Roth IRA is permitted only if the SIMPLE IRA has been in effect for at least 2 years. If you have adjusted gross income of $100,000 or less for a tax year (and if you are married, do not file a separate Federal income tax return), you can roll over or "convert" a Traditional IRA to a Roth IRA Contract, subject to the following:

•  You may not directly transfer distributions from an employer-sponsored plan to a Roth IRA, but you may roll over eligible distributions first to a Traditional IRA, a SEP IRA or a SIMPLE IRA and subsequently to a Roth IRA. (Direct transfers of distributions from employer-sponsored plans to Roth IRA's will be permitted beginning in 2008. Income tax treatment of distributions from employer-sponsored plans directly rolled over to Roth IRA's will be the same as if such distributions were first rolled over to a Traditional IRA, a SEP IRA, or a SIMPLE IRA and subsequently to a Roth IRA, as described below.)

•  You must include in gross income amounts rolled over from a Traditional IRA, a SEP IRA or a SIMPLE IRA to a Roth IRA (excluding "after-tax" Contributions), but no early withdrawal penalty applies to the taxable amount.

•  You will owe a penalty tax on withdrawals of amounts that were rolled over to a Roth IRA from a Traditional IRA, a SEP IRA or a SIMPLE IRA if the withdrawal is made within five tax years after the rollover, even if the amount withdrawn is nontaxable. See "Federal Tax Information—Roth IRA Contracts—Special Penalty Tax on Withdrawals of Rollover or Conversion Contributions".

•  Individuals considering converting or rolling over a Traditional IRA, a SEP IRA or a SIMPLE IRA to a Roth IRA should take into account various issues, including state and local tax consequences. See "Federal Tax Information—Obtaining Tax Advice."

In certain circumstances, Federal income tax law permits you to change or "recharacterize" the type of IRA contribution you made from a Roth IRA contribution to a Traditional IRA contribution or vice versa.

FPA Contract. You may make Contributions directly to us, or your employer may make Contributions to us on your behalf under a payroll deduction agreement. You may make Contributions at whatever intervals and in whatever amounts you select, except that each Contribution must be at least $10.

If an employer purchases an FPA Contract as a depository for employee deferred compensation obligations that do not constitute deferrals under an eligible deferred compensation plan as defined in Section 457(b) of the Code, there are no limits on the amount of compensation that employees may defer. However, if the employer is a tax-exempt entity, other than a church or a state or local government, amounts deferred under the employer's plan and held under the Contract are subject to a substantial risk of forfeiture as defined in Section 457(f) of the Code and to claims of the employer's creditors. Certain deferred compensation plans or arrangements may also have to satisfy the requirements of Section 409A of the Code.

If a tax-exempt organization purchases an FPA Contract as a depository for employee deferred compensation obligations in connection with an eligible deferred compensation plan as defined in Section 457(b) of the Code, there are annual limits on the amount of total deferrals under the plan that may be made for employees. Contributions (total deferrals), which may be comprised of deferred salary amounts, employer contributions and/or other deferred compensation, for any employee during a calendar year are limited to the lesser of $15,500 for 2007 (indexed for cost of living adjustments thereafter) or 100% of the employee's includible compensation (as defined in the Code). Special "catch up" provisions during the last three years before an employee's normal retirement age under the plan may increase the annual limit to the lesser of double the otherwise applicable annual limit or the annual limit plus the aggregate amount unused by the employee under limits in prior years while eligible under the plan. Deferral limits for eligible deferred compensation plans are not reduced by contributions to other retirement plans or arrangements such as 403(b) plans, SEP-IRAs, SIMPLE IRAs or 401(k) plans. Amounts held under the Contract are subject to the claims of the employer's creditors until the Account Balance is distributed to an employee.

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, except that a TDA Plan may limit use of Separate Account Funds in some circumstances.

We receive your Contribution when your check is delivered to our home office or your employer transfers Federal funds into the bank account we have designated for the employer's use. We will allocate a Contribution when we receive it according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your existing allocation election currently in our records.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your retirement plans and needs.

YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Balance in each Separate Account Fund, and credit your Account Balance with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units" or "Enhanced Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Balance with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the Contribution or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Contribution or request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan (if any) limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. Your request for a transfer will not be binding on us until we receive all information necessary to process your request. We currently do not impose a charge for transfers but we reserve the right to impose a transfer charge on future transfers. Please note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares."

OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals, including by Specified Payments

Under an IRA or FPA Contract, you may withdraw your Account Balance in whole or in part, at any time during the Accumulation Period.

Under a TDA Contract, your right to withdraw all or any portion of your Account Balance is restricted by Federal tax law. If you are under age 59 1/2, you will not be able to withdraw your Account Balance, except in circumstances such as death or disability, hardship, or termination of employment. (There are special rules permitting withdrawal of Contributions made on or before January 1, 1989 and withdrawal of earnings and interest credited to your Account Balance by that date.) When you make a withdrawal for hardship, you may not withdraw post-1988 earnings or interest on your Contributions under a salary reduction agreement. In addition, consent of your Eligible Spouse may be required for withdrawals under TDA Contracts.

A full withdrawal results in a surrender of your IRA or FPA Contract or a termination of your participation under a TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Specified Payments Option. If you have reached age 59 1/2 or terminated employment with the Plan sponsor, if the TDA Contract is sponsored, after reaching age 55 under a TDA Contract, you may elect automatic withdrawals of your Account Balance. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken. We will send the Specified Payments to you, except that we will send the Specified Payments to the Annuitant if you have an FPA Contract and have named someone else as the Annuitant.

When you are receiving Specified Payments under a TDA Contract, you may not make Contributions and your employer may not make Contributions on your behalf. When you are receiving Specified Payments under an IRA or FPA Contract, you may not make payroll deduction Contributions, but you (and your employer under an IRA) may make single sum Contributions. You also may transfer your Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•  your death (or the Annuitant's death, if earlier, when you have an FPA Contract and someone else is the Annuitant);

•  our receipt of your written request to change or end the Specified Payments;

•  your Account Balance (or your balance in any Investment Alternative that you have designated for withdrawals) declines so that the remaining balance is not large enough to cover the next Specified Payment due; or

•  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, the Specified Payments for the year should at least total the minimum required annual distribution. (See "Federal Tax Information-Minimum Distributions Under TDA and IRA Contracts.")

Income Tax Consequences of Withdrawals. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You will be taxed at ordinary income tax rates on the portion of your withdrawal that is taxable. You will not be taxed on the amount of any Contributions you made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (see "Federal Tax Information").

Your withdrawals under a Roth IRA Contract that are made after the five year period beginning with the tax year in which the Roth IRA Contract was first issued are not taxable if:

•  you have reached age 59 1/2, or

•  the withdrawals are to pay for qualified first-time home buyer expenses of up to $10,000 per lifetime (taking into account all withdrawals from all IRA's), or

•  you have died or become disabled.

A withdrawal that does not meet these requirements is nevertheless not taxable if it is not more than the amount of your Contributions to the Roth IRA and contributions to other Roth IRAs you own. See the discussion on Roth IRA Contracts under "Federal Tax Information".

Penalty Tax on Taxable Portion of Withdrawals and on Certain Roth IRA Withdrawals. There is a 10% Federal penalty tax on the taxable amount of withdrawals you make during the Accumulation Period, unless

•  you have reached age 59 1/2,

•  you are disabled or have died,

•  the distributions are Annuity Payments over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or

•  in certain other circumstances. See "Federal Tax Information for Participants" for a listing of other circumstances when the penalty tax is not applicable.

The 10% penalty tax you pay increases to 25% if you make a withdrawal from a SIMPLE IRA during the first two years of your participation in the employer's SIMPLE.

You may owe a 10% penalty tax on withdrawals of amounts that you converted or rolled over to a Roth IRA from a Traditional IRA, a SEP IRA or a SIMPLE IRA even though the withdrawal is tax-free to you. See "Federal Tax Information".

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request on the required forms and, in the case of transfers into the Investment Company International Fund, the DWS International VIP and the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"), by U.S.P.S. regular mail to our Financial Transaction Processing Center. Refer to "Where to Contact us and Give us Instructions".

Loans under a TDA Contract

We make available a loan option under a TDA Contract. You have the right to borrow funds using your Account Balance as collateral security. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

You will be required to transfer an amount equal to 120% of the loan to serve as collateral security for your loan from the Separate Account to the General Account, unless you already have allocated the required Account Balance to the General Account. You must instruct us from which Investment Alternatives the transfer is to be made. We will not permit you to make withdrawals or transfers of the collateral security amount while the loan is outstanding. The interest rate for the loan will not exceed 3% above the General Account interest rate (and in no event will exceed the Moody's® Corporate Bond rate as declared from time to time), and payments of principal and interest on the loan are due no less frequently than quarterly. There are no income tax consequences to you from obtaining a loan under the TDA Contract, unless you do not make repayments when they are due.

Death Benefit Prior to Annuity Commencement Date

We will pay a death benefit to your Beneficiary during the Accumulation Period (a) upon your death or, (b) under an FPA Contract when you are not the Annuitant, upon the death of either you or the Annuitant, whichever comes first. Under a TDA Contract, the employer's Plan may require you, if you are married, to have your Eligible Spouse as the Beneficiary, unless you designate a different Beneficiary with the written consent of your spouse. See "Administrative Matters—Designation of Beneficiary".

We will pay the death benefit after we have received at our Home Office:

•  due proof of your (or under an FPA Contract, the Annuitant's) death;

•  notification of election by the Beneficiary(ies) of the form of payment of the death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above less any outstanding loans and interest. Until then, your Account Balance will remain allocated as it was on the date of death. (If you were the Annuitant and your Eligible Spouse is the Beneficiary, special rules apply as described below).

Form of Payment of Death Benefit. The Beneficiary will elect the form of payment of death benefit, unless the Owner previously selected a form. Payout options include a lump sum or annuity payments, but the Code imposes special requirements on the payment of a death benefit, as described below. We will pay the death benefit in a single sum if an option has not been selected by the date the Code requires a payout.

In addition, Participants under IRA Contracts (other than Roth IRAs) and TDA Contracts are required to begin taking minimum distributions after they reach a certain age (called the Required Beginning Date), and certain requirements depend on whether the Participant had reached that age at the time of death. When minimum distribution requirements are applicable, they can be satisfied by withdrawals from other eligible IRA or TDA contracts, as the case may be. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information—Minimum Distributions under TDA and IRA Contracts".

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a)  Five Year Rule. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the year that is five calendar years after the year of the Participant's death (or Annuitant's death, if applicable), unless we pay the death benefit in accordance with (b) or (c) below.

(b)  Life Annuity Rule. If a Beneficiary selects a life annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments beginning no later than the end of the calendar year following the year of your (or the Annuitant's) death and which are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c)  Beneficiary is your Eligible Spouse. Your spouse may be able to continue an FPA or IRA Contract.

•  Under an FPA Contract when you are the owner and the Annuitant, your Eligible Spouse, if the sole Beneficiary, may choose to be considered as the Participant for purposes of determining when distributions must begin. In effect, your spouse can be substituted for you under the FPA Contract, and the death benefit distribution requirements will not apply until the spouse's death.

•  Under an IRA Contract, the spouse may use your Required Beginning Date for determining when minimum distributions must begin. Alternatively, the spouse may take over the IRA Contract by electing to roll over the account to another IRA and make Contributions to the Contract, in which case the minimum distribution rules will be based on the spouse's Required Beginning Date, and the death benefit distribution requirements will not apply until the spouse's death.

In addition to a single sum payment or annuity payments, we may offer additional forms of payment of death benefit to a Beneficiary as of the date a death benefit is payable. We will provide information to each Beneficiary of the available death benefit payment forms and resulting tax consequences.

Discontinuance of Contracts or Termination of Participation

Discontinuance of TDA Contracts. A Contractholder may discontinue a TDA Contract on the first of a month with at least 31 days notice to us. We may discontinue all or part of a Contract upon at least 31 days' notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder does not follow the terms of the Contract, or (2) we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification. We also have the right to discontinue a Contract if a Contractholder for an entire Plan Year does not send us any Contributions for Participants. When a TDA Contract is discontinued:

•  The Contractholder's obligations under the Contract continue, except that the Contractholder may not send us any more Contributions.

•  Amounts accumulated for Participants remain under the Contract, until withdrawn or transferred.

•  We may transfer all amounts accumulated under the Contract to another insurance company or other financial institution. A transfer will require the consent of Participants (and Beneficiaries if a death benefit has become payable). A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals). The transfer to another insurance company or financial institution will be made no later than 90 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer, including individual consents.

Termination of Participation Under TDA Contracts. Your participation under a TDA Contract terminates if:

•  you are no longer eligible to participate under the Contract due to termination of employment with the Contractholder, including by death or retirement; or

•  you or the Contractholder gives us notice that you no longer desire to participate under the Contract; or

•  you do not make any Contributions for three consecutive years, your Account Balance is less than $2,000, and we elect to deem that a termination has occurred.

Contributions may no longer be made by you or on your behalf upon termination of your participation. Termination of participation will not deprive you of your Account Balance or change your rights to make transfers or withdrawals. Termination also will not prevent you from electing to receive Annuity Payments, or having a death benefit paid to your Beneficiary.

Termination of IRA and FPA Contracts. We may, in our sole discretion, return your Account Balance and terminate an IRA or FPA Contract prior to the Annuity Commencement Date. We may terminate an IRA Contract and may terminate an FPA Contract issued on our previously approved contract form (generally used prior to June 1, 2003), if:

•  you have not made Contributions for three consecutive years,

•  your Account Balance is less than the specified minimum for FPA Contracts of $500 and for IRA Contracts of either $2,000 or the amount needed to provide monthly Annuity Payments of at least $20 under the form of annuity you selected, and

•  you have reached the age 59 1/2.

We may terminate an FPA Contract on our new contract form (generally issued on or after June 1, 2003), if:

•  you have not made Contributions for three consecutive years, and

•  your Account Balance is less than $2,000.

Before we elect to terminate an IRA or FPA Contract, we will notify you of our intention to do so and provide a period of 90 days during which you may make additional Contributions to reach the specified minimum. We will pay your Account Balance to you in a single sum if we terminate your IRA or FPA Contract.

TDA Contracts—Notice of Amendment and Option to Discontinue. In certain instances, we will provide Contractholders with a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Contractholder who does not want the amendment to apply may, within 60 days, elect to discontinue the Contract and not have the amendment apply by making a written request to Mutual of America and informing us of the insurance company or other financial institution to which amounts under the Contract should be transferred. Individual consents of Participants will be required for the transfer.

SEP and SIMPLE IRAs—Notice of Amendment and Option to Terminate. In certain instances, we will provide to Participants who have SEP or SIMPLE IRAs and to employers who have SEP or SIMPLE Plans a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Participant who does not want the amendment to apply may, within 60 days, elect to terminate the Contract and not have the amendment apply.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•  The SEC by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

In order to comply with Federal laws and regulations intended to deter money-laundering, terrorism or other suspicious activities, we may refuse to accept, or decline to implement, your withdrawal or transfer orders until it is legally permissible for us to do so.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE

Amount of Annuity Payments

At your Annuity Commencement Date, we will apply your Account Balance to purchase a stream of monthly Annuity Payments (an annuity). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your employer may no longer make Contributions on your behalf.

You may elect to receive your Account Balance by making partial or full withdrawals, including under the Specified Payments Option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee payment, according to the form of annuity you select. The amount of the Annuity Payments depends on the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for the life of the Annuitant (or joint lives of the Annuitant and joint annuitant).

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue to each Annuitant under a TDA Contract an individual certificate setting forth the amount and terms of payment of their annuity benefits. The benefits to which an IRA or FPA Contract Participant is entitled generally are set forth in the Contract we issue to you.

We will send Annuity Payments directly to Annuitants at their last known address, as filed with us by a Participant or Contractholder. If Annuity Payments are made in connection with an FPA Contract purchased by an employer to fund deferred compensation obligations under a plan adopted pursuant to Section 457(b) of the Code, all payments are payable to the employer, but the employer may specify where we should send the Annuity Payments. In such case, the employer may change the instruction at any time with respect to payments that have not yet been made.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. For IRAs and SEP IRAs, we must receive notice of an election at least 30 days in advance.

TDA Contracts. You may elect an Annuity Commencement Date that is the first day of any calendar month on or after the date that is your:

•  normal retirement date (generally, when you reach age 65); or

•  early retirement date (up to 10 years before your normal retirement date, but you must be at least age 55); or

•  later retirement date (any time after your normal retirement date).

IRA Contracts. You may elect an Annuity Commencement Date that is the first day of any calendar month on or after the date you attain age 55. For SEP IRAs and SIMPLE IRAs, the Annuity Commencement Date must be no earlier than the last to occur of the following: the first day of the calendar month in which you attain age 55, the 30th day following the day you stop working for the employer that sponsors the SEP or SIMPLE, or the 30th day following the day that we receive at our home office the last employer contribution due under the SEP or SIMPLE.

FPA Contract. You may elect an Annuity Commencement Date that is the first day of any calendar month. The Annuity Commencement Date must be at least 12 months after the issue date of the FPA Contract. You may specify the Annuity Commencement Date in the application, and if no date is specified, the Annuity Commencement Date will be the later of the date the Annuitant reaches age 90 or the tenth anniversary after the Contract's Effective Date. If the FPA Contract was issued to an employer or trust to fund deferred compensation obligations for an employee (the Annuitant) under an eligible deferred compensation plan as defined in section 457(b) of the Code, the Annuity Commencement Date must not be later than the later of date the employee reaches age 70 1/2 or 30 days after the employee terminates employment with the employer.

Available Forms of Annuity

For a TDA Contract, an employer's Plan may contain these special rules for determining the annuity form:

•  If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the Joint and Survivor Life Annuity, as described below, with your Eligible Spouse as joint annuitant, unless you, no more than ninety days before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your Eligible Spouse consents to the form selected.

•  If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless you, before the Annuity Commencement Date, select in writing a different annuity form.

Under an IRA or FPA Contract, you select the form of annuity at the time you designate an Annuity Commencement Date.

You may select a form of annuity from the following list. You will be the Annuitant, unless under an FPA Contract you named someone else as the Annuitant.

Life Annuity with Ten Years Period Certain. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime, but if the Annuitant dies before the end of the ten year period, Annuity Payments will be paid to the Beneficiary until the end of the 10 year period. If no Beneficiary survives the Annuitant, we will pay the commuted value of any remaining Annuity Payments due to the Annuitant's estate. If the Annuitant dies before the end of the 10 year certain period, the Annuitant's Beneficiary will receive the monthly Annuity Payments until the end of the 10 year period. If the Beneficiary dies before the end of the 10 year period, we will pay the commuted value of the remaining Annuity Payments to the payee named by you.

Joint and 66 2/3% Survivor Life with Ten Year Period Certain Form. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime and 66 2/3% of that monthly Annuity Payment to the joint annuitant after the Annuitant's death if the joint annuitant survives the Annuitant. If both the Annuitant and the joint annuitant die before the end of the ten year period, payments continue in the amount last paid until the end of ten years to the Beneficiary. If a person named as an Annuitant's joint annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Form. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime. If the aggregate amount of the monthly Annuity Payments that we made to the Annuitant is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary in a single sum. If no Beneficiary survives the Annuitant, we will pay the next eligible preference beneficiary(ies).

In addition to the forms of annuity listed above, we may in our discretion offer additional forms of annuity as of your Annuity Commencement Date. As of the date of this Prospectus, we are offering the following additional forms of annuity and have the right to discontinue offering these forms at any time unless your Contract provides otherwise.

Life Annuity with Period Certain. Same as the Life Annuity with Ten Year Period Certain annuity above, except that the period may be for three or five years or for some other period we approve.

Joint and Survivor Life with Period Certain Annuity: Same as the Joint and Survivor Life with Ten Year Period Certain annuity above, except that the percentage to the joint annuitant may be 50%, 75% or 100%, rather than 66 2/3%, and the Period Certain may be for three, five or ten years, or another period that we approve, as elected by the Annuitant.

Joint and Survivor Life Annuity. Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint annuitant. There is no guaranteed minimum payment period.

Non-Refund Life Annuity. We make a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any joint annuitant or Beneficiary.

Death Benefit after the Annuity Commencement Date

If an Annuitant (and the joint annuitant if the form is a joint annuity) dies on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were made. See "Available Forms of Annuity" above.

Single Sum for Small Annuity Payments

TDA Contracts. If your monthly Annuity Payment would be less than $20, or if you terminate employment and you are eligible for a benefit that would be less than $20 a month, we may elect to pay to you a single sum instead of providing Annuity Payments. The amount will be the Account Balance, except that we will not make a single sum payment to you if the amount due would exceed an amount specified in your plan, not to exceed $1,000 (or such other maximum amount prescribed by law). Alternatively, we may make such single sum payments to an IRA established by you (or your employer for you) if your Plan so provides. We may make this payment on or before your Annuity Commencement Date.

IRA and FPA Contracts. Under IRA and FPA Contracts, if the annuity benefit payable would be less than $20 each month (or $50 each month for FPA Contracts issued generally on or after June 1, 2003), we may elect to pay the Account Balance in a single payment to the Annuitant.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.

General Description

Amounts you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of your Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield equal to the minimum rate, if any, set forth in your Contract. The minimum guaranteed interest rate that is credited under our contracts is set by the laws of each state using a formula or amount adopted by the state for this purpose. All states do not use the same method, so the minimum guaranteed interest rates are not uniform and may be different from one state to another. Your Contract will contain the applicable rate. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although we are not obligated to credit interest in excess of the minimum effective annual yield, if any, set forth in your Contract. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. We will send you notice when we change the current rate.

For TDA Contracts, SEP and SIMPLE IRAs and payroll deduction IRA Contracts, when the employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances we reserve the right to credit a higher interest rate for amounts allocated to the General Account than the rate otherwise set.

You may refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer any portion of your Account Balance to or from the General Account and, to the extent permitted by the Code and the Plan, may withdraw any portion of your Account Balance from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers, Allocation Changes and Withdrawals by Telephone or Internet

You may make requests by telephone or Internet for transfers or withdrawals of Account Balance (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept telephone or Internet requests for withdrawals under TDA, VEC, Roth IRA, any FPA Contract where the annuitant and owner are not the same person, or for IRA rollovers. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We will automatically send you a PIN, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number or follow the instructions on our website. A PIN cannot be cancelled on the website.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will confirm your Social Security number, check the PIN, record all telephone transactions and provide written confirmation of transactions except for allocation instruction changes made on the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through frequent transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractowners and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractowners and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractowners and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Balance to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our internet web site, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our web site, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Balances in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by regular U.S. P.S. Mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractowners and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants. In this regard, we can review individual purchase and redemption requests by Contractowners and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•  contact the Contractowner or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if the activity does not cease, suspend the Contractowner's or Participant's internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractowners and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractowners and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractowners or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Participants and TDA Contractholders must send in writing all notices, requests and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or over the Internet, as described below.

Where You Should Direct Requests

You may request an allocation change or a transfer of any portion of your Account Balance among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com or writing to our Financial Transaction Processing Center. You must send requests for transfer of Account Balance to any of the International Funds on our forms by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request:

•  under a traditional IRA or SEP IRA Contract by writing to your Regional Office or by calling our toll-free number, except that a request for rollover to another IRA or for a withdrawal without withholding must be in writing,

•  under a Roth IRA or SIMPLE IRA Contract by writing to your Regional Office,

•  under an FPA Contract by calling our toll-free number or writing to our Home Office,

•  under an employer owned FPA by writing to your Regional Office, and

•  under a TDA Contract by writing to your Regional Office.

You should use our forms to submit written requests to us and incomplete or unclear forms will be returned without action. Where there are joint owners, withdrawal requests cannot be made by telephone.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except when you change them via our website), we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. The confirmation for a new Contribution may be an individual statement for FPA and certain IRA Contracts or may be part of your next quarterly (or monthly, if applicable) account statement for TDA and certain IRA Contracts. You must notify us of any error in a statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary, subject to any limits under a TDA Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your employer when the employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect when we (or your employer, if applicable) receive the notice, whether or not you are living at the time we receive the notice. We will not be liable for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

Some TDA Plans require that if a TDA Participant is legally married, the Beneficiary will be the Eligible Spouse unless we have received the Eligible Spouse's consent to permit another Beneficiary. The consent must:

•  be in writing,

•  be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

•  agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•  agree to the designation of a Beneficiary other than your Eligible Spouse.

If you want to make subsequent Beneficiary designations or selections of forms of annuity benefit, your Eligible Spouse must provide written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period (or the Annuitant under an FPA Contract, if different, dies during the Accumulation Period), or when the Annuitant dies (and the joint Annuitant, if any dies) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

•  your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Certain Administrative Provisions

Assignment of Contracts. There are restrictions on assignments of the Contract or Participants' interests under the Contracts.

•  Contractholders and Participants under TDA and IRA Contracts may not assign or transfer the Contract or any rights under a Contract, except as otherwise required by law.

•  The Contractholder (owner) of an FPA Contract may assign the Contract. An assignment will not be binding on us until we have recorded it, and an assignment will not apply to payments we make before we record the assignment.

Modification or Amendment of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement to the change or waiver. No amendment or endorsement will affect the amount or terms of any Annuity Payments we provide under a Contract that commenced before the amendment or endorsement. See "Our Payment of Account Balance to You or a Beneficiary—Discontinuance or Termination of Contracts or Participation."

•  We may change a TDA Contract at any time by amendment or replacement, upon not less than 31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

•  By accepting an IRA Contract, you delegate to us the power to amend or replace that Contract to conform it to the provisions of any law, regulations, or material administrative rulings pertaining to individual retirement annuities, and to make such other changes in the Contract that we determine from time to time are necessary or appropriate. If the effect would be to substantially change the costs or benefits under the Contract, we may not make changes without your consent.

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate then required under State insurance law provisions.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A TDA Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan, if any. We may rely on reports and other information furnished by Contractholders or Participants, and we are not obligated to inquire as to the accuracy or completeness of such reports and information.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Contractholders or Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future, and we do not anticipate that distributions will be made to the Contracts described in this Prospectus. Determination of surplus distributions is within the sole discretion of our Board of Directors.

FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Participants under the Contracts does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you or the Beneficiary should consult a qualified tax adviser for complete tax information, including advice concerning the form of IRA Contract to purchase and any State or local tax law limitations or other considerations.

This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers for this information.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under FPA and IRA Contracts issued directly to individual Participants or under TDA Contracts. Since designated Roth contributions, as described in Section 402A of the Code, may not be made under a TDA Contract, special tax rules applicable to such contributions are not discussed. Other provisions of the Code will apply to payments we make under an FPA Contract issued to an employer for its deferred compensation plan obligations.

Special Treatment for Withdrawals under Roth IRAs. The discussion below on the taxation of IRA Contract withdrawals is applicable to IRA Contracts, other than distributions from Roth IRA Contracts. Participants receive special tax treatment for withdrawals from Roth IRA Contracts, as discussed under "Roth IRA Contracts—Qualified Distributions" and "Roth IRA Contracts—Nonqualified Distributions; When Penalty Tax is Not Due".

General Rules for Withdrawals under Contracts other than Roth IRAs. The general rule is that you must receive a payment under a Contract or Plan in order to be subject to income taxation. If you are an individual, you do not include in gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts. If the owner of an FPA Contract is not a natural person, or if requirements of the Code relating to deferred compensation are not met, then the owner may be required to include in gross income the interest and investment earnings on amounts under the Contract.

When you receive a distribution or Annuity Payments, all or part of the payments will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions (not deducted or excluded from gross income) that you have made and not previously withdrawn. You must report to the IRS the amount of your after-tax Contributions to an IRA Contract, other than for a Roth IRA, and you are responsible for determining the investment in the IRA Contract. See "Traditional IRA and SEP IRA Contracts—Deduction of Contributions from Gross Income".

The following are general concepts, and you should refer to the discussions below for your type of Contract.

•  If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•  If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•  The amount you may exclude from gross income each year represents a partial return of your Contributions that were not tax deductible or excludable when made.

•  The exclusion ratio is a method of determining the percentage of a distribution that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

•  The expected return is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

Distributions under an FPA Contract

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. After we make Annuity Payments or other periodic distributions for a sufficient period of time, you will receive back all of your investment in the contract. Thereafter, you must include in gross income the entire amount of the Annuity Payments or other periodic distributions, except that a Participant whose Annuity Commencement Date was before January 1, 1987 may continue to use the exclusion ratio method.

If an FPA Contract is not individually owned, including a Contract purchased by an employer to fund obligations under a 457 plan, earnings on Contributions are taxable each year to the Contractholder and the exclusion ratio method is not used to determine taxation of Annuity Payments and withdrawals. Special tax rules apply to distributions by employers to their employees of deferred amounts under 457 plans.

Withdrawals. If you make cash withdrawals, you may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. You must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than your investment in the contract. In effect, you must treat withdrawals as first being withdrawals of the increase in value under the Contract, and you are taxed on the entire amount of interest and earnings under the FPA Contract before you may recover the investment in the contract. A different method may be applicable for withdrawals under FPA Contracts issued on or before August 14, 1982 (see "Obtaining Tax Advice").

Single Sum Payments. If you receive a single sum payment of the total Account Balance under the FPA Contract, you must include in gross income, for the tax year in which you receive the single sum, the difference between the amount of the single sum payment and the amount of your investment in the contract.

Distributions under TDA and IRA Contracts (other than Roth IRAs)

A TDA Participant who makes Contributions by salary reduction does not have any investment in the Contract. A Participant under an IRA Contract (other than a Roth IRA) who makes any "after-tax" Contributions will have an investment in the contract.

Annuity Payments. If you have an investment in the contract and begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year.

Withdrawals. If you receive amounts (that are not Annuity Payments) under an IRA (other than a Roth IRA) or TDA Contract and you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution and multiplying by the amount of the distribution. The Internal Revenue Service may indicate another date for valuing your Account Balance for this purpose.

Single Sum Payments. If you receive a single sum payment of the Account Balance under an IRA (other than a Roth IRA) or TDA Contract, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any.

TDA Contracts—Exclusion of Contributions from Gross Income

We offer the TDA Contract for use with tax-sheltered annuity arrangements designed to meet the provisions of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•  The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•  For Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•  Contributions cannot exceed the lesser of $45,000 for 2007 (indexed for inflation in subsequent years) or 100% of your includible compensation;

•  Your contributions through a salary reduction agreement may not exceed $15,500 for 2007 (indexed for inflation in future years). If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,000 in 2007 (indexed for inflation in later years). (A special "catch-up," available to employees with 15 or more years of service with certain qualifying employers who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum "catch-up" of $15,000.)

You may not designate Contributions you make as designated Roth contributions described in Section 402A of the Code.

Traditional IRA and SEP IRA Contracts—Deduction of Contributions from Gross Income

You may deduct from gross income part or all of your Contributions to a Traditional or SEP IRA Contract up to a maximum of $4,000 per year for 2007 and $5,000 per year for 2008 (indexed for inflation in subsequent years) or 100% of annual compensation, whichever is less. For a spousal IRA, special rules apply to determine the maximum deduction. Individuals who are age 50 or older may make an additional contribution of $1,000 per year for 2007 and later years. The deductible amount depends on whether or not you participate (and if you are married, whether or not your spouse participates) in a pension, profit-sharing or 401(k) plan, a tax-sheltered annuity arrangement, a SEP, a SIMPLE IRA or an eligible deferred compensation plan described in section 457(b) of the Code (a pension arrangement) and, if so, on your Federal adjusted gross income (AGI).

•  If you are not married and do not participate in a pension arrangement, or if you are married and neither you nor your spouse participates in a pension arrangement, you may deduct the maximum deductible amount.

•  When (1) you (whether or not married) participate in a pension arrangement, or if you are married and do not participate in a pension arrangement but your spouse participates in a pension arrangement, and (2) you have AGI over a specified amount, then you either will not be able to deduct Contributions, or the amount that you may deduct will be reduced.

The maximum deductible amount is reduced in 2007 by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $52,000 for all taxpayers other than married taxpayers filing a joint return, or over $83,000 if married and filing jointly, with the denominator also increasing for 2007 to $20,000 for married taxpayers filing a joint return) or $0 if married and filing separately, except that the minimum deduction is $200 before it is reduced to $0 and reductions are rounded down to the nearest multiple of $10. As a result, you may not deduct Contributions under an IRA Contract once your AGI for 2007 reaches $62,000 if you are not married, or $103,000 for 2007 for married taxpayers filing a joint return or $10,000 if married and filing separately.

•  If you are married, participate in a pension arrangement, and make Contributions to a spousal IRA of up to the applicable limit for a year (minus any amount the spouse contributes to an IRA for the same tax year) for a spouse who does not participate in a pension arrangement, you may deduct the Contribution to the spousal IRA from gross income if you and your spouse file a joint federal income tax return and your combined AGI is not more than $156,000. The deduction is reduced by multiplying the maximum deduction by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $156,000, except that the minimum deduction is $200 before it is reduced to $0 at $166,000 AGI and reductions are rounded down to the nearest multiple of $10.

Non-Deductible Contributions. If you do not qualify to deduct all or part of your Contributions to an IRA under the above rules, you may still make non-deductible Contributions. The maximum non-deductible Contribution is $4,000 for 2007, $5,000 for the years 2008 and 2009, and indexed for inflation in later years or 100% of annual compensation, whichever is less, reduced by the amount of your deductible contribution for the year and by any contribution you make to a Roth IRA, other than rollovers to a Roth IRA. If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $1,000 for the year 2007 and later years. You also may make non-deductible Contributions up to the applicable limit for a year to a spousal IRA for your spouse for any tax year, reduced by any contributions to an IRA (including a Roth IRA) made by your spouse for the same tax year and any deductible Contribution for the year. Excess Contributions may result in adverse income tax consequences to you.

If you make a non-deductible contribution to an IRA, you must report the amount of that contribution to the IRS when filing an income tax return for the year. You are responsible for maintaining your own records regarding non-deductible contributions. We will presume that all Contributions to our Traditional IRA and SEP IRA Contracts are deductible, including for tax reporting purposes. When we make distributions to you, it is your responsibility to make any appropriate adjustments when you report the distributions to the IRS on your income tax return for the year of distribution.

These limits on Contributions, however, do not apply to tax-free rollovers from other qualified retirement plans. (See "Purchasing a Contract and Making Contributions—Payment of Contributions".)

SIMPLE IRAs—Exclusion of Contributions from Gross Income; Rollover Limitation

You may exclude Contributions to a SIMPLE IRA from gross income for Federal income tax purposes in an amount up to $10,500 for 2007 (indexed for inflation in later years). Participants who are age 50 or older by the end of the calendar year may exclude an additional $2,500 in 2007 (indexed for inflation in subsequent years). If your includible compensation is less than the applicable limit for a year, you are limited to 100% of your compensation.

During the first two years of participation in a SIMPLE IRA, you may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, you may rollover amounts from a SIMPLE IRA to any IRA (other than a Roth IRA) and to any qualified plan that accepts rollovers.

Penalty Taxes for Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income. However, if you make any withdrawals from a SIMPLE IRA within the first two years of your participation in the employer's SIMPLE IRA, the early withdrawal penalty tax increases to 25% from 10%. Other Federal income tax penalties may apply to amounts or withdrawals under IRA and TDA Contracts. See "Obtaining Tax Advice".

FPA Contracts—When No Penalty Tax is Due

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawal is part of a series of substantially equal periodic payments made over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawn amount is attributable to Contributions made prior to August 14, 1982;

For premature payments received under FPA Contracts issued before January 19, 1985, the penalty tax may be only 5% and additional exceptions may apply to certain amounts (see "Obtaining Tax Advice").

TDA and IRA Contracts—When No Penalty Tax is Due

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawals are to pay your medical expenses, or those of your spouse or dependents, if the medical expenses would be deductible by you for Federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income;)

4.  Under an IRA Contract, the withdrawal is to pay your health insurance premiums, or the premiums for your spouse or dependents, if you have received unemployment compensation for at least 12 weeks and you meet certain other eligibility requirements;

5.  Under an IRA Contract, the withdrawal is for the payment of qualifying post-secondary (college) education expenses;

6.  Under an IRA Contract, the withdrawal is for qualified first-time home buyer expenses (up to $10,000 per lifetime), OR

7.  Under a TDA Contract, the withdrawal is paid to you when you have reached 55 years old and subsequently terminated your employment with the Plan sponsor if the TDA is sponsored.

Roth IRA Contracts—Qualified Distributions. You receive tax-free any distribution that is a qualified distribution from a Roth IRA Contract. The distribution also is penalty tax free, except for certain withdrawals from rollover or conversion Contributions as described below.

A qualified distribution is a distribution made:

1.  After the end of the five-year period beginning with the year in which you first contributed to the Roth IRA Contract; and

2.  In one of the following circumstances:

a)  You are age 59 1/2 or older;

b)  You have died or become disabled; or

c)  For qualified first-time home buyer expenses (up to $10,000 per lifetime).

Roth IRA Contracts—Non-Qualified Distributions; When Penalty Tax is Not Due. Any withdrawal by you that is not a "qualified distribution" is first considered to be a return of your after-tax Contributions. Withdrawals of after-tax Contributions are not subject to taxation or, except as noted below for rollover or conversion Contributions, subject to the 10% penalty tax. After you have recovered all Contributions under the Roth IRA Contract, you will be taxed at ordinary income rates on the amount of investment earnings withdrawn and may be subject to the penalty tax on the taxable amount. (For purposes of this rule, you must aggregate all of your Roth IRA contracts.)

There is no penalty tax for withdrawals that are not Qualified Distributions if one of the Traditional IRA exceptions to the penalty tax applies. See "TDA and IRA Contracts—When No Penalty Tax is Due" above.

Roth IRA Contracts—Special Penalty Tax on Withdrawals of Rollover or Conversion Contributions. Your withdrawal from a Roth IRA Contract is subject to the 10% penalty for premature withdrawals, even though the amount withdrawn is not taxable, if:

•  the amount withdrawn was rolled over or converted from a Traditional IRA Contract, and

•  the withdrawal is within the 5 tax year period beginning with the tax year in which you made the rollover or conversion.

Each rollover or conversion contribution has its own separate 5 tax year period for purposes of this special penalty tax. If you make Contributions from rollovers or conversions to the same Roth IRA Contract to which you make other Contributions, then:

•  your withdrawals will be considered to come first from Contributions other than the rollover or conversion Contributions, and

•  withdrawals of rollover or conversion Contributions will be considered to come first from the oldest of these Contributions, for purposes of calculating the 5 tax year period.

Minimum Distributions under TDA and IRA Contracts

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions under IRA and TDA Contracts beginning at a certain time (called the Required Beginning Date). For Roth IRAs, however, distributions are not required until the death of the Participant. Generally, you may take the required amount from the TDA or IRA Contract we have issued, or from other TDA or non-Roth IRA contracts that you have.

Distributions under IRA Contracts (other than Roth IRAs) must begin by April 1 of the year following the year in which you reach age 70 1/2, even if you do not retire.

Distributions under TDA Contracts must begin by April 1 of the year following the year you attain age 70 1/2, unless you are still employed by the TDA Contractholder (employer). However, distributions of your pre-1987 Account Balance (if any) generally must begin in the year in which you reach age 75.

We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period".

Estate Taxes; Tax Liability of Beneficiary for Death Benefit

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes in most circumstances. An exception to this rule may apply for an FPA Contract if you did not own or control the Contract at the time of (and for a period before) death. See "Obtaining Tax Advice."

A Beneficiary will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold Federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require us to withhold if Federal income tax withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or your Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

FPA and IRA Contracts. We are required to withhold Federal income tax on Annuity Payments and other distributions, such as partial or lump sum withdrawals, unless the recipient has provided us with a valid written election not to have Federal income tax withheld and except that withholding is not required for Roth IRAs in certain circumstances. You at any time may revoke an election not to withhold. If you revoke an election, we will begin withholding.

We will withhold only against the taxable portion of the Annuity Payments or of the other distributions. The rate we use will be determined based upon the nature of the distribution(s).

•  For Annuity Payments, we will withhold Federal tax in accordance with the Annuitant's withholding certificate. If an Annuitant does not file a withholding certificate with us, we will withhold Federal tax from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions.

•  For most withdrawals, we will withhold Federal tax at a flat 10% rate of the amount withdrawn.

TDA Contracts. Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order.

The automatic 20% withholding does not apply to any distribution that is:

•  one of a series of substantially equal periodic payments (not less frequently than annually) made for

t  your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary, or

t  a specified period of 10 years or more, or

•  a minimum distribution required under Section 401(a)(9) of the Code.

•  a hardship withdrawal.

Tax withholding at different rates, usually 10%, generally does apply to these payments, but payees may be able to elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally are subject to tax withholding at different rates, but such payees also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

•  The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

•  The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

Total Return of Funds

From time to time, we include quotations of a Separate Account Fund's total return in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable State and Federal law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be attributable to the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act and/or cease to maintain the registration under the Securities Act of 1933 for sales of units of interest under the Contracts; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Balance—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. Depending on its use in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value".

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Annuitant—The individual named in the application for a Contract. Under a death benefit in the form of an annuity, the Beneficiary will be the annuitant/payee. We use the life expectancy of the Annuitant(s), or of the annuitant/payee, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. A Participant, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date. See "You May Obtain an Annuity with your Account Balance—Annuity Commencement Date" for Annuity Commencement Date requirements applicable to IRA, FPA or TDA Contracts. Annuity Commencement Date is sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us. The amount of the Annuity Payments will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the Annuitant's joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive: (1) the death benefit under the Contract if during the Accumulation Period the Participant dies (or if the Participant is not the Annuitant, if the Annuitant dies first), or (2) after the Annuity Commencement Date, any remaining Annuity Payments if the Annuitant dies and the joint Annuitant, if any, dies.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Contract(s)—One (or more) of the group (TDA) and individual (IRA and FPA) variable accumulation annuity contracts described in this Prospectus.

Contractholder—An entity to which we have issued a TDA Contract or, with respect to deferred compensation plans, an FPA. The Contractholder may be an employer, or an association representing employers or employees.

Contributions—Amounts contributed from time to time under a Contract during the Accumulation Period.

DWS Variable Series I—The following three portfolios of the DWS Variable Series I: the Capital Growth VIP, the Bond VIP and the International VIP.

Eligible Spouse—The person to whom a Participant or Annuitant is legally married.

Employer—An organization that established a Plan and that may be named in the Contract.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests. We sometimes refer to Separate Account Funds as "Investment Funds".

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. Amounts allocated under the Contracts to the General Account earn interest at a fixed rate that we change from time to time. We sometimes refer to the General Account as the "Interest

Accumulation Account" because amounts you allocate to the General Account earn interest at a fixed rate which we change from time to time.

Hotline—This term includes the new "Hotline Plus" system.

International Funds—the Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—Our General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under a Plan.

Investment Company—Mutual of America Investment Corporation.

Joint Annuitant—An additional person (usually the Eligible Spouse) whose life expectancy is taken into account for a life annuity and who will receive Annuity Payments upon the death of the Annuitant in accordance with the form of annuity selected. A joint annuitant may be designated by the owner at any time before the Annuity Commencement Date.

Participant—Under a TDA Contract, an employee or former employee for whom we have received Contributions under a Plan. Under an IRA Contract, the individual, and under an FPA Contract, the individual, to whom we issued a Contract and who is the owner of the Contract.

Plan—For some TDA Contracts and for SEP IRA and SIMPLE IRA Contracts, a retirement plan adopted by an employer for which a Contract has been purchased to provide benefits.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnotes 3 and 4 to the TABLE OF EXPENSES on page 1 of this Prospectus.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement Funds.

Roth IRA—An IRA Contract designated as a Roth IRA, in accordance with Code Section 408A.

Separate Account—Mutual of America Separate Account No. 2, a separate account we established to receive and invest deposits made under variable accumulation annuity contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See "Fund", above.

SEP IRA—An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.

SIMPLE IRA—An IRA Contract purchased by an employee under a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.

Traditional IRA—An IRA Contract other than a Roth IRA, SEP IRA or SIMPLE IRA Contract.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

Waived Annual Contract Fee—The waiver of the annual contract fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLE OF ANNUAL EXPENSES on page 1 of this Prospectus or for Participants who agree to use eDocuments.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800 468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The SEC has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2007 for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts offered by Mutual of America, and for the Voluntary Employee Contribution Program Contracts. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2006. KPMG LLP, the Separate Account's independent registered public accounting firm, has audited the information below for each of the five years ended December 31, 2006 and another independent auditor, which has ceased operations, audited the information for each of the five years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2006, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.

  Standard Units

	Investment Company Equity Index Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41	$2.86	$2.26	$1.72
Unit value, end of year	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41	$2.86	$2.26
Thousands of accumulation units outstanding, end of year	77,744	83,203	123,672	122,328	110,153	109,580	109,982	112,735	94,019	68,462
	Investment Company All America Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05	$8.09	$6.76	$5.39
Unit value, end of year	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05	$8.09	$6.76
Thousands of accumulation units outstanding, end of year	22,177	25,210	39,898	42,508	41,572	44,755	47,895	48,014	49,275	51,312

	Investment Company Mid-Cap Equity Index Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of period/year	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11	$1.00
Unit value, end of period/year	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11
Thousands of accumulation units outstanding, end of period/year	77,066	92,517	113,661	91,187	64,271	49,342	37,752	3,431

	Investment Company Small Cap Growth Fund (Standard)
	2006	2005
Unit value, beginning of period	$1.05	$1.00	Commenced operations on July 1, 2005
Unit value, end of period	$1.20	$1.05
Thousands of accumulation units outstanding, end of period/year	84,420	2,252

	Investment Company Small Cap Value Fund (Standard)
	2006	2005
Unit value, beginning of period	$1.07	$1.00	Commenced operations on July 1, 2005
Unit value, end of period	$1.25	$1.07
Thousands of accumulation units outstanding, end of period/year	87,617	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2006	2005
Unit value, beginning of period	$1.06	$1.00	Commenced operations on July 1, 2005
Unit value, end of period	$1.22	$1.06
Thousands of accumulation units outstanding, end of period/year	8,145	1,641

	Investment Company Composite Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61	$4.93	$4.36	$3.75
Unit value, end of year	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61	$4.93	$4.36
Thousands of accumulation units outstanding, end of year	23,215	26,925	41,312	43,988	45,392	50,607	54,447	56,404	59,833	61,359
	Investment Company Bond Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07	$3.17	$3.00	$2.75
Unit value, end of year	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07	$3.17	$3.00
Thousands of accumulation units outstanding, end of year	14,873	15,921	23,114	22,484	22,509	20,932	13,899	14,287	17,746	12,671
	Investment Company Mid-Term Bond Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32	$1.32	$1.26	$1.19
Unit value, end of year	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32	$1.32	$1.26
Thousands of accumulation units outstanding, end of year	23,736	18,086	25,887	30,102	39,713	21,035	5,922	6,037	7,325	4,478
	Investment Company Money Market Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11	$2.03	$1.95	$1.87
Unit value, end of year	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11	$2.03	$1.95
Thousands of accumulation units outstanding, end of year	23,613	17,051	23,380	24,188	26,791	27,210	25,658	20,766	19,121	16,831

	Investment Company (Standard)
	2006	2005	2004	2003	2006	2005	2004	2003	2006	2005	2004	2003
	Conservative Allocation Fund				Moderate Allocation Fund				Aggressive Allocation Fund
Unit value, beginning of period/year	$1.10	$1.09	$1.05	$1.05	$1.23	$1.19	$1.11	$1.05	$1.35	$1.29	$1.19	$1.05
Unit value, end of period/year	$1.17	$1.10	$1.09	$1.05	$1.33	$1.23	$1.19	$1.11	$1.50	$1.35	$1.29	$1.19
Thousands of accumulation units outstanding, end of period/year	5,517	5,902	5,808	2,009	31,036	26,143	23,490	9,849	23,482	17,772	15,564	6,511
	Investment Company (Standard) (commencing operations July 1, 2007)
	International	Retirement Funds
	Fund	Income	2010	2015	2020	2020	2025	2030	2035	2035	2040	2045
Unit value, beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Unit value, end of period
Units Outstanding (000's), end of period/year

	DWS Bond VIP (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73	$13.02	$12.37	$11.48
Unit value, end of year	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73	$13.02	$12.37
Thousands of accumulation units outstanding, end of year	1,648	1,873	2,634	2,539	2,660	2,500	1,630	1,558	1,757	1,484
	DWS Capital Growth VIP (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17	$36.07	$29.64	$22.11
Unit value, end of year	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17	$36.07	$29.64
Thousands of accumulation units outstanding, end of year	5,086	6,056	9,381	10,133	9,954	10,896	11,501	11,582	11,462	11,094
	DWS International VIP (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83	$16.93	$14.46	$13.43
Unit value, end of year	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83	$16.93	$14.46
Thousands of accumulation units outstanding, end of year	4,862	4,923	7,135	7,014	7,089	7,619	8,335	8,486	8,004	8,205
	American Century VP Capital Appreciation Fund (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40	$10.69	$11.04	$11.53
Unit value, end of year	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40	$10.69	$11.04
Thousands of accumulation units outstanding, end of year	3,985	4,611	4,831	5,419	5,416	6,086	7,184	3,394	3,303	4,510

	Calvert Social Balanced Portfolio (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of year	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37	$3.04	$2.65	$2.23
Unit value, end of year	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37	$3.04	$2.65
Thousands of accumulation units outstanding, end of year	17,358	17,631	21,476	19,878	17,942	17,463	17,238	16,041	14,257	12,479
	Fidelity VIP Equity-Income Portfolio (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of period/year	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21	$30.65	$27.77	$21.93
Unit value, end of period/year	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21	$30.65	$27.77
Thousands of accumulation units outstanding, end of year	4,162	3,800	5,557	5,113	4,437	4,275	3,753	4,213	4,018	3,491
	Fidelity VIP Contrafund® Portfolio (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of period/year	$39.41	$33.97	$29.66	$23.27	$25.88	$29.73	$32.13	$26.16	$20.36	$16.59
Unit value, end of period/year	$43.68	$39.41	$33.97	$29,66	$23.27	$25.88	$29.73	$32.13	$26.16	$20.36
Thousands of accumulation units outstanding, end of year	8,202	8,758	10,971	9,496	8,844	8,695	8,742	8,430	6,742	5,656
	Fidelity VIP Asset Manager(SM) Portfolio (Standard)
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Unit value, beginning of period/year	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40	$24.04	$21.14	$17.72
Unit value, end of period/year	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40	$24.04	$21.14
Thousands of accumulation units outstanding, end of year	1,929	2,001	2,840	2,739	2,288	2,114	1,908	1,747	1,488	1,150

	Fidelity VIP Mid Cap Portfolio (Standard)
	2006	2005
Unit value, beginning of period	$34.97	$30.58	Made available on July 1, 2005
Unit value, end of period	$39.10	$34.97
Thousands of accumulation units outstanding, end of period/year	789	414
	Vanguard Diversified Value Portfolio (Standard)
	2006	2005
Unit value, beginning of period	$14.31	$13.98	Made available on July 1, 2005
Unit value, end of period	$16.85	$14.31
Thousands of accumulation units outstanding, end of period/year	2,229	356

	Vanguard International Portfolio (Standard)
	2006	2005
Unit value, beginning of period	$17.29	$14.78	Made available on July 1, 2005
Unit value, end of period	$21.72	$17.29
Thousands of accumulation units outstanding, end of period/year	1,834	431
	Oppenheimer Main Street Fund®/VA (Standard)
	2006	2005
Unit value, beginning of period	$21.69	$20.46	Made available on July 1, 2005
Unit value, end of period	$24.73	$21.69
Thousands of accumulation units outstanding, end of period/year	243	65

  Enhanced Units

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund		Mid-Cap Equity Index Fund		Mid-Cap Value Fund
	2006	2005(1)	2006	2005(1)	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of period	$2.36	$2.33	$8.67	$8.21	$3.00	$2.84	$1.82	$1.68	$1.07	$1.00
Unit value, end of period	$2.46	$2.36	$9.99	$8.67	$3.45	$3.00	$1.99	$1.82	$1.23	$1.07
Units Outstanding (000's), end of period/year	12,840	7,961	9,477	9,698	35,097	33,563	30,654	32,488	2,894	320

	Investment Company
	Small Cap Growth Fund		Small Cap Value Fund		Composite Fund		Bond Fund
	2006	2005(1)	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of period	$1.05	$1.00	$1.07	$1.00	$5.53	$5.38	$4.19	$4.20
Unit value, end of period	$1.21	$1.05	$1.26	$1.07	$6.10	$5.53	$4.37	$4.19
Units Outstanding (000's), end of period/year	38,872	659	38,902	38,889	9,906	10,106	7,001	6,600
	Investment Company
	Mid- Term Bond Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2006	2005(1)	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of period	$1.69	$1.70	$1.10	$1.09	$1.24	$1.20	$1.36	$1.30
Unit value, end of period	$1.75	$1.69	$1.17	$1.10	$1.34	$1.24	$1.51	$1.36
Units Outstanding (000's), end of period/year	10,347	6,854	2,291	1,748	10,108	6,764	9,166	6,122

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

	Investment Company (Funds commencing operations July 1, 2007)
	International	Retirement Funds
	Fund	Income	2010	2015	2020	2020	2025	2030	2035	2035	2040	2045
Unit value, beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Unit value, end of period
Units Outstanding (000's), end of period/year

	DWS Bond VIP		DWS Capital Growth VIP		DWS International VIP		American Century VP Capital Fund		Calvert Social Fund Balanced Portfolio
	2006	2005(1)	2006	2005(1)	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of period	$17.26	$17.30	$35.09	$32.74	$18.72	$16.12	$16.36	$14.08	$3.45	$3.33
Unit value, end of period	$17.98	$17.26	$37.89	$35.09	$23.45	$18.72	$19.13	$16.36	$3.74	$3.45
Units Outstanding (000's), end of period	791	797	2,518	2,655	2,375	2,194	1,927	1,883	5,497	4,985

	Fidelity
	VIP Equity Income Portfolio		VIP Contrafund® Portfolio		VIP Asset Manager(SM) Portfolio		VIP Mid Cap Portfolio
	2006	2005(1)	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of period	$40.47	$37.81	$39.49	$35.06	$27.42	$26.32	$35.04	$30.58
Unit value, end of period	$48.45	$40.47	$43.94	$39.49	$29.31	$27.42	$39.33	$35.04
Units Outstanding (000's), end of period/year	1,914	1,641	3,589	3,462	856	821	307	133

	Vanguard
	Diversified Value Portfolio		International Portfolio		Oppenheimer Main Street Fund®/VA
	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of period	$14.33	$13.98	$17.33	$14.78	$21.73	$20.46
Unit value, end of period	$16.95	$14.33	$21.85	$17.33	$24.87	$21.73
Units Outstanding (000's), end of period/year	721	120	669	110	100	25

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, Bond VIP and International VIP and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert Social Balanced Portfolio—May 13, 1991; Investment Company Equity Index and Mid-Term Bond Funds—February 5, 1993; Fidelity VIP Equity-Income Portfolio and Fidelity VIP Contrafund® and Asset Manager(SM) Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund—May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Value, Small Cap Growth and Mid Cap Value Funds—July 1, 2005. The Oppenheimer Main Street Fund® V/A, the Fidelity VIP Mid Cap Portfolio, the Vanguard Variable Insurance Fund Diversified Value and International Portfolios became available July 1, 2005 for investments by Separate Account Participants.

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum annual yield, if any, set forth in a Contract. If we declare a credited interest rate higher than such minimum, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, and the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and separate accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely on the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards on the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

APPENDIX C

VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
VARIABLE ACCUMULATION ANNUITY CONTRACTS

A Voluntary Employee Contribution Contract (VEC Contract or Contract) is a group contract. It is designed to provide annuity benefits to employees participating in a retirement plan that qualifies for special Federal income tax treatment under Sections 401(a) and 403(a) of the Code (a VEC Plan). Contractholders typically are employers, or the trustees of employers' retirement plans.

No New Contracts or Contributions. As a result of the Tax Reform Act of 1986, we: (1) ceased issuing new VEC Contracts as of January 1, 1987; and (2) amended previously issued VEC Contracts to prohibit new Contributions on or after January 1, 1987.

Transfers from other Plans or Carriers. A Contractholder can remit to us on your behalf, in a single sum, an amount transferred from another voluntary employee contribution plan, or from a contract between a Contractholder and us, or between the Contractholder and another insurance company.

Available Investment Alternatives. The Investment Alternatives available under a VEC Contract are limited to those available under our VEC Contracts as of January 1, 1987. These Alternatives are the General Account and the following Separate Account Funds: Investment Company Money Market, All America, Bond and Composite Funds.

Refer to "About Mutual of America Life Insurance Company", "About Our Separate Account", "Underlying Funds Invested in by Our Separate Account" and "Our General Account" in the Prospectus for additional information about the five available Investment Alternatives.

Transfers and Withdrawals. VEC Participants may make transfers between the Available Investment Alternatives and may make withdrawals of all or part of their Account Balances at any time prior to the Annuity Commencement Date, unless the employer's plan provides otherwise. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to the Participant. We do not currently charge for transfers or withdrawals made under VEC Contracts. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

For information about Separate Account Fund unit values, refer to "Your Account Balance in the Separate Account Funds" in the Prospectus.

Specified Payments Option. If the employer's plan permits, a Participant in a VEC Contract may elect after attaining age 59 1/2, or upon early retirement after age 55, to specify an amount (which may not be less than $100) to be withdrawn from the Participant's Account Balance and paid each month to the Participant. The Participant must designate the available Investment Alternative(s) from which we should make the withdrawals.

Charges under the Contracts. Refer to "Table of Annual Expenses" and "Charges You Will Pay" in the Prospectus, for a description of the Contract and Participant charges under the Contracts.

Death Benefit Prior to Annuity Commencement. If a Participant dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary the Participant designated to us. The Eligible Spouse will be the Beneficiary, unless the Participant designated a different Beneficiary with the written consent of the Eligible Spouse. See "Administrative Matters—Designation of Beneficiary" in the Prospectus.

See "Our Payment of Account Balance to You or a Beneficiary—Death Benefit Prior to Annuity Commencement Date" for additional information about the death benefit we will pay. In general, VEC Contracts are subject to the same rules as TDA Contracts.

Termination by Mutual of America. If, upon our request, the Contractholder does not provide evidence satisfactory to us that the Plan pursuant to which the Contract is issued qualifies for the tax treatment specified under Sections 401(a) and 403(a) of the Code, then we will withdraw and pay to the Contractholder the amounts accumulated under the Contract as of the date of withdrawal; and the Contract will terminate.

Election of Annuity Commencement Date. Unless the employer's plan provides otherwise, Participants may elect an Annuity Commencement Date that is either the Participant's Normal Retirement Date (the first day of the calendar month coincident with or next following such Participant's 65th birthday); Early Retirement Date (the first day of any calendar month within the ten-year period immediately preceding the Participant's Normal Retirement Date, but no earlier than age 55); or Later Retirement Date (the first day of any calendar month following such Participant's Normal Retirement Date) but generally no later than age 70 1/2 for Participants who are no longer actively at work.

Available Forms of Annuity. Unless an election to the contrary is made prior to the Annuity Commencement Date, a Participant who does not have an Eligible Spouse at the Annuity Commencement Date will have annuity benefits paid in the normal form of annuity specified by the employer's plan, and a Participant who has an Eligible Spouse will have annuity benefits paid on the Joint and Survivor Form, with the Eligible Spouse as the Joint Annuitant. Consent of the spouse is required if payment is to be made in any other form. See "You May Obtain an Annuity with Your Account Balance—Available Forms of Annuity" and "Administrative Matters Under the Contracts—Designation of Beneficiary" in the Prospectus.

Small Benefit Payments. If your monthly annuity benefit payable under the Contract would be less than $20, or if any Participant terminates employment and is eligible for a benefit that would be less than $20 a month under the Ten Years Certain and Continuous Form of Annuity, we may elect to pay to the Participant on the Participant's Annuity Commencement Date in a single sum the actuarially equivalent value of the Participant's monthly annuity benefit that would otherwise be payable on the Ten Years Certain and Continuous Form, provided that single sum does not exceed an amount specified in your plan, which may not exceed $5,000 (or such other maximum amount that may hereafter be provided by law). Alternatively, we may make such single sum payment to an IRA established by you (or your employer for you) if the Plan so provides. We may make this payment on or before the Participant's Annuity Commencement Date. For purposes of determining whether monthly annuity benefits payable to you are less than $20, a Participant's monthly annuity benefits will be deemed to include any annuity benefit paid with respect to that Participant under any other Contract between the Contractholder and Mutual of America or between the Contractholder and another insurance company that serves as the funding vehicle for a pension plan meeting the requirements of Section 401(a) and 403(a) of the Code.

Federal Income Taxation of Annuity Payments. The "exclusion ratio" method is applicable to Annuity Payments made on or after the Annuity Commencement date. The percentage the Participant may exclude is determined by dividing the Participant's "investment in the contract" by the "expected return". Your "investment in the contract" is equal to the total of your non-deductible Contributions which are made in accordance with the provisions of a retirement plan that meets the requirements of either Section 401(a) or Section 403(a) of the Code. The "expected return" is equal to the present discounted value of the expected stream of Annuity Payments. The "exclusion ratio" method continues to apply until the "investment in the contract" has been recovered by the Participant. After that time, the Participant will have to include the full amount of each Annuity Payment in his income for each taxable year. In addition, if Annuity Payments from a VEC Contract began before July 2, 1986, the "three year cost recovery" rule may be applicable (see "Federal Tax Information—Obtaining Tax Advice" in the Prospectus).

Federal Income Taxation of Withdrawals. Participants who receive payments under a VEC Contract on and after July 2, 1986 that are not "amounts received as an annuity" or that are received before the Participant's Annuity Commencement Date generally may exclude only a portion of such payments from gross income. The portion that a Participant may exclude from gross income is generally determined by dividing the Participant's "investment in the contract" by the value of his vested account balance (or, in the case of a retirement plan which is a defined benefit pension plan, the value of the vested accrued benefit) as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account balances for such purposes.

The value of a Participant's account balance on an applicable valuation date under a VEC Contract issued in conjunction with a defined benefit pension plan may be used in lieu of the present value of a Participant's total vested accrued benefit under such plan if the "separate contract" requirements of Section 72 are met (see "Federal Tax Information—Obtaining Tax Advice" in the Prospectus). A special rule may apply with respect to Participant's Contributions made before January 1, 1987 that constitute part of the "investment in the contract." Generally, such Contributions may be withdrawn prior to the Annuity Commencement Date and will not be subject to income taxation (earnings are subject to taxation) if a Participant could have made such a withdrawal under the terms of the retirement plan on or before May 5, 1986 without terminating employment.

Federal Income Taxation of Single Sum Payments. Participants who receive a single sum payment of their entire account balance under a VEC Contract must include the entire amount of such payment in their gross income in the tax year in which such payment was received. However, a Participant may exclude from gross income any "investment in the contract" that the Participant had not recovered prior to the payment of the lump sum.

Penalty Taxes. A penalty tax may be due on premature withdrawals under VEC Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "Federal Tax Information—Penalty Taxes for Withdrawals".

Withholding. We are required to withhold Federal income taxes from withdrawals under the Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "Federal Tax Information—Withholding on Annuity Payments and Other Distributions".

Contract Administration and Other Matters. See "Where to Contact Us and Give Us Instructions", "Your Voting Rights for Meetings of the Underlying Funds", "Performance Information for the Separate Account Funds", "Funding and Other Changes We May Make", "Administrative Matters" and "Our Statement of Additional Information" in the Prospectus.

(This page has been left blank intentionally.)

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice on an annual basis.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties, including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Web site Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information, or to inform us of any incorrect information in our records, please contact your Regional Office or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contractowner transaction data to the Underlying Funds as required by applicable laws and regulations.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION ANNUITY CONTRACTS
(TDA, IRA AND FPA CONTRACTS)

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectus for the Thrift Plan Contracts that we offer (together, the Contracts).

You may obtain a copy of the Prospectus, dated May 1, 2007, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2007

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America's annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 29, 2006 was 4.35%. (This return does not reflect the $2 monthly charge.)

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and DWS Bond VIP in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1.

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2006

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	14.31%	4.84%	6.91%	9.01%	02/05/93
Investment Company All America	14.46%	4.87%	6.05%	10.48%	01/01/85
Investment Company Mid-Cap Equity Index	8.88%	9.32%	N/A	9.08%	05/03/99
Investment Company Small Cap Growth	13.86%	N/A	N/A	12.54%	07/01/05
Investment Company Small Cap Value	16.37%	N/A	N/A	15.70%	07/01/05
Investment Company Mid Cap Value	14.64%	N/A	N/A	14.06%	07/01/05
Investment Company Composite	9.56%	4.23%	4.68%	8.03%	01/01/85
Investment Company International (1)	N/A	N/A	N/A	N/A	N/A
Investment Company Bond	3.62%	3.76%	4.44%	6.40%	01/01/85
Investment Company Mid-Term Bond	3.06%	2.74%	3.67%	3.84%	02/05/93
Investment Company Conservative Allocation	5.77%	N/A	N/A	4.14%	05/20/03
Investment Company Moderate Allocation	7.98%	N/A	N/A	8.05%	05/20/03
Investment Company Aggressive Allocation	10.63%	N/A	N/A	11.62%	05/20/03
Investment Company Retirement Funds (1)	N/A	N/A	N/A	N/A	N/A
DWS Capital Growth	7.32%	1.64%	5.24%	8.39%	01/03/89
DWS Bond	3.54%	3.89%	4.30%	5.66%	01/03/89
DWS International	24.51%	10.93%	5.43%	7.40%	01/03/89
Fidelity VIP Equity-Income	18.97%	7.85%	7.94%	9.48%	05/01/95
Fidelity VIP Contra	10.58%	10.79%	9.92%	11.92%	05/01/95
Fidelity VIP Asset Manager	6.23%	3.80%	4.86%	6.22%	05/01/95
Fidelity Mid Cap	11.56%	N/A	N/A	17.49%	07/01/05
Vanguard Diversified Value Portfolio	17.55%	N/A	N/A	12.98%	07/01/05
Vanguard International Portfolio	25.34%	N/A	N/A	28.88%	07/01/05
Oppenheimer Main Street	13.74%	N/A	N/A	13.17%	07/01/05
Calvert Social Balanced	7.56%	4.27%	4.99%	6.61%	05/13/91
American Century VP Capital Appreciation	16.20%	6.94%	4.89%	7.37%	01/03/89

Cumulative Total Returns (Standard)*
For the Periods Ended December 31, 2006

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	14.31%	26.66%	95.07%	231.97%	02/05/93
Investment Company All America	14.46%	26.84%	79.93%	795.86%	01/01/85
Investment Company Mid-Cap Equity Index	8.88%	56.13%	N/A	94.66%	05/03/99
Investment Company Small Cap Growth	13.86%	N/A	N/A	19.39%	07/01/05
Investment Company Small Cap Value	16.37%	N/A	N/A	24.45%	07/01/05
Investment Company Mid Cap Value	14.64%	N/A	N/A	21.81%	07/01/05
Investment Company Composite	9.56%	23.02%	57.99%	446.99%	01/01/85
Investment Company International (1)	N/A	N/A	N/A	N/A	N/A
Investment Company Bond	3.62%	20.27%	54.41%	291.49%	01/01/85
Investment Company Mid-Term Bond	3.06%	14.47%	43.39%	68.89%	02/05/93
Investment Company Conservative Allocation	5.77%	N/A	N/A	15.80%	05/20/03
Investment Company Moderate Allocation	7.98%	N/A	N/A	32.32%	05/20/03
Investment Company Aggressive Allocation	10.63%	N/A	N/A	48.82%	05/20/03
Investment Company Retirement Funds (1)	N/A	N/A	N/A	N/A	N/A
DWS Capital Growth	7.32%	8.47%	66.65%	326.29%	01/03/89
DWS Bond	3.54%	21.02%	52.35%	169.35%	01/03/89
DWS International	24.51%	67.98%	69.68%	261.40%	01/03/89
Fidelity VIP Equity-Income	18.97%	45.92%	114.70%	187.68%	05/01/95
Fidelity VIP Contra	10.58%	66.92%	157.49%	272.04%	05/01/95
Fidelity VIP Asset Manager	6.23%	20.50%	60.73%	102.18%	05/01/95
Fidelity Mid Cap	11.56%	N/A	N/A	27.35%	07/01/05
Vanguard Diversified Value Portfolio	17.55%	N/A	N/A	20.09%	07/01/05
Vanguard International Portfolio	25.34%	N/A	N/A	46.31%	07/01/05
Oppenheimer Main Street	13.74%	N/A	N/A	20.39%	07/01/05

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Calvert Social Balanced	7.56%	23.25%	62.73%	172.05%	05/13/91
American Century VP Capital Appreciation	16.20%	39.86%	61.19%	259.59%	01/03/89

*  Returns reflect the deduction of actual standard charges in effect for the periods shown.

Average Annual Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2006

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	14.77%	4.96%	6.98%	9.06%	02/05/93
Investment Company All America	14.91%	4.99%	6.12%	10.51%	01/01/85
Investment Company Mid-Cap Equity Index	9.31%	9.45%	N/A	9.16%	05/03/99
Investment Company Small Cap Growth	14.31%	N/A	N/A	12.99%	07/01/05
Investment Company Small Cap Value	16.84%	N/A	N/A	16.17%	07/01/05
Investment Company Mid Cap Value	15.10%	N/A	N/A	14.51%	07/01/05
Investment Company Composite	10.00%	4.36%	4.74%	8.34%	01/01/85
Investment Company International (1)	N/A	N/A	N/A	N/A	N/A
Investment Company Bond	4.04%	3.88%	4.51%	6.43%	01/01/85
Investment Company Mid-Term Bond	3.47%	2.87%	3.74%	3.89%	02/05/93
Investment Company Conservative Allocation	6.19%	N/A	N/A	4.32%	05/20/03
Investment Company Moderate Allocation	8.41%	N/A	N/A	8.23%	05/20/03
Investment Company Aggressive Allocation	11.07%	N/A	N/A	11.80%	05/20/03
Investment Company Retirement Funds (1)	N/A	N/A	N/A	N/A	N/A
DWS Capital Growth	7.75%	1.76%	5.30%	8.42%	01/03/89
DWS Bond	3.96%	4.02%	4.36%	5.69%	01/03/89
DWS International	25.00%	11.07%	5.50%	7.43%	01/03/89
Fidelity VIP Equity-Income	19.45%	7.98%	8.01%	9.53%	05/01/95
Fidelity VIP Contra	11.03%	10.92%	9.98%	11.97%	05/01/95
Fidelity VIP Asset Manager	6.65%	3.92%	4.92%	6.27%	05/01/95
Fidelity Mid Cap	12.00%	N/A	N/A	17.96%	07/01/05
Vanguard Diversified Value Portfolio	18.02%	N/A	N/A	13.43%	07/01/05
Vanguard International Portfolio	25.84%	N/A	N/A	29.40%	07/01/05
Oppenheimer Main Street	14.19%	N/A	N/A	13.62%	07/01/05
Calvert Social Balanced	7.99%	4.40%	5.05%	6.65%	05/13/91
American Century VP Capital Appreciation	16.67%	7.07%	4.96%	7.40%	01/03/89

Cumulative Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2006

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	14.77%	27.41%	96.26%	234.04%	02/05/93
Investment Company All America	14.91%	27.59%	81.08%	801.39%	01/01/85
Investment Company Mid-Cap Equity Index	9.31%	57.06%	N/A	95.80%	05/03/99
Investment Company Small Cap Growth	14.31%	N/A	N/A	20.11%	07/01/05
Investment Company Small Cap Value	16.84%	N/A	N/A	25.20%	07/01/05
Investment Company Mid Cap Value	15.10%	N/A	N/A	22.54%	07/01/05
Investment Company Composite	10.00%	23.78%	58.94%	482.54%	01/01/85
Investment Company International (1)	N/A	N/A	N/A	N/A	N/A
Investment Company Bond	4.04%	20.98%	55.41%	294.21%	01/01/85
Investment Company Mid-Term Bond	3.47%	15.17%	44.31%	70.01%	02/05/93
Investment Company Conservative Allocation	6.19%	N/A	N/A	16.51%	05/20/03
Investment Company Moderate Allocation	8.41%	N/A	N/A	33.10%	05/20/03
Investment Company Aggressive Allocation	11.07%	N/A	N/A	49.71%	05/20/03
Investment Company Retirement Funds (1)	N/A	N/A	N/A	N/A	N/A
DWS Capital Growth	7.75%	9.13%	67.60%	328.69%	01/03/89
DWS Bond	3.96%	21.77%	53.20%	170.78%	01/03/89
DWS International	25.00%	69.02%	70.76%	263.30%	01/03/89

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Fidelity VIP Equity-Income	19.45%	46.82%	116.02%	189.36%	05/01/95
Fidelity VIP Contra	11.03%	67.89%	159.01%	274.17%	05/01/95
Fidelity VIP Asset Manager	6.65%	21.21%	61.73%	103.31%	05/01/95
Fidelity Mid Cap	12.00%	N/A	N/A	28.11%	07/01/05
Vanguard Diversified Value Portfolio	18.02%	N/A	N/A	20.81%	07/01/05
Vanguard International Portfolio	25.84%	N/A	N/A	47.19%	07/01/05
Oppenheimer Main Street	14.19%	N/A	N/A	21.11%	07/01/05
Calvert Social Balanced	7.99%	24.01%	63.68%	173.75%	05/13/91
American Century VP Capital Appreciation	16.67%	40.71%	62.23%	261.65%	01/03/89

**  Returns reflect the deduction of reduced fee charges for the periods shown.

(1)  The International Fund and Retirement Funds will commence operations on or after July 1, 2007 and may not initially be available in all states.

The current yield of the Money Market Fund of the Separate Account for the seven day period ended December 29, 2006 was 4.35%. (This return does not reflect the $2 monthly charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our TVIF Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Portfolio,

(g)  Calvert Social Balanced Portfolio,

(h)  Fidelity VIP Equity-Income Portfolio,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Investment Company Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Portfolio,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio,

(z)  Vanguard Variable Insurance Fund International Portfolio,

(aa)  Retirement Income Fund,

(bb)  2010 Retirement Fund,

(cc)  2015 Retirement Fund,

(dd)  2020 Retirement Fund,

(ee)  2025 Retirement Fund,

(ff)  2030 Retirement Fund,

(gg)  2035 Retirement Fund,

(hh)  2040 Retirement Fund, and

(ii)  2045 Retirement Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(4)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(5)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

EXPERTS

The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December 31, 2006 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 2 and of Mutual of America Life Insurance Company as included herein, have been audited by our independent registered public accounting firm, KPMG LLP, New York, New York, as stated in their reports appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2006 are included as follows:

Financial Statements of Mutual of America for 2006 and 2005 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as "the Separate Account") as of December 31, 2006, and the related statements of operations for the year then ended as indicated herein, the statements of changes in net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the five-year period then ended as indicated herein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts included in the Mutual of America Separate Account No. 2 as of December 31, 2006, and the results of their operations for the year then ended as indicated herein, the changes in their net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the five-year period then ended as indicated herein, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2007

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund—$89,468,119 All America Fund—$336,596,503 Equity Index Fund—$320,624,226 Mid-Cap Equity Index Fund—$183,061,946) (Notes 1 and 2)	$89,341,205	$314,683,184	$387,053,178	$213,785,922
Due From (To) Mutual of America General Account	136,859	184,235	123,476	(80,528)
Net Assets	$89,478,064	$314,867,419	$387,176,654	$213,705,394
Enhanced Unit Value at December 31, 2006	$2.46	$9.99	$3.45	$1.99
Number of Enhanced Units Outstanding at December 31, 2006	12,840,403	9,476,709	35,096,350	30,654,313
Standard Unit Value at December 31, 2006	$2.45	$9.93	$3.42	$1.98
Number of Standard Units Outstanding at December 31, 2006	23,613,315	22,176,513	77,744,499	77,066,239
	Investment Company
	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Composite Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Mid Cap Value Fund—$12,631,537 Small Cap Growth Fund—$138,097,247 Small Cap Value Fund—$149,335,786 Composite Fund—$211,350,202) (Notes 1 and 2)	$13,494,049	$148,366,966	$158,358,759	$201,146,829
Due From (To) Mutual of America General Account	26,204	(326,983)	13,990	(85,745)
Net Assets	$13,520,253	$148,039,983	$158,372,749	$201,061,084
Enhanced Unit Value at December 31, 2006	$1.23	$1.21	$1.26	$6.10
Number of Enhanced Units Outstanding at December 31, 2006	2,894,172	38,871,874	38,901,762	9,906,303
Standard Unit Value at December 31, 2006	$1.22	$1.20	$1.25	$6.06
Number of Standard Units Outstanding at December 31, 2006	8,144,866	84,419,579	87,617,157	23,214,964

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Investment Company
	Bond Fund	Mid-Term Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Bond Fund—$100,921,758 Mid-Term Bond Fund—$60,743,175 Conservative Allocation Fund—$9,186,231 Moderate Allocation Fund—$53,905,271 Aggressive Allocation Fund—$47,245,881) (Notes 1 and 2)	$95,093,947	$59,471,518	$9,153,925	$54,920,691	$48,978,024
Due From (To) Mutual of America General Account	27,213	34,887	(21,264)	55,563	109,336
Net Assets	$95,121,160	$59,506,405	$9,132,661	$54,976,254	$49,087,360
Enhanced Unit Value at December 31, 2006	$4.37	$1.75	$1.17	$1.34	$1.51
Number of Enhanced Units Outstanding at December 31, 2006	7,000,943	10,347,170	2,290,643	10,108,418	9,165,941
Standard Unit Value at December 31, 2006	$4.34	$1.74	$1.17	$1.33	$1.50
Number of Standard Units Outstanding at December 31, 2006	14,873,373	23,736,493	5,517,179	31,036,815	23,482,571

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Assets:
Investments in DWS Variable Series I Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: DWS Bond Fund—$42,777,351 DWS Capital Growth Fund—$262,215,481 DWS International Fund—$103,132,789 American Century VP Capital Appreciation Fund—$94,331,520) (Notes 1 and 2)	$43,686,541	$286,967,562	$168,981,444	$112,454,221
Due From (To) Mutual of America General Account	(10,455)	(5,055)	23,513	158,632
Net Assets	$43,676,086	$286,962,507	$169,004,957	$112,612,853
Enhanced Unit Value at December 31, 2006	$17.98	$37.89	$23.45	$19.13
Number of Enhanced Units Outstanding at December 31, 2006	790,957	2,517,509	2,375,024	1,926,552
Standard Unit Value at December 31, 2006	$17.87	$37.66	$23.31	$19.01
Number of Standard Units Outstanding at December 31, 2006	1,647,876	5,086,320	4,861,562	3,985,448

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Calvert	Fidelity
	Social Balanced Fund	VIP Equity- Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Assets:
Investments in Calvert Social Balanced Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund—$78,162,311 Fidelity VIP Equity-Income Fund—$253,925,779 Fidelity VIP Contra Fund—$392,118,821 Fidelity VIP Asset Manager Fund—$77,662,189) (Notes 1 and 2)	$85,028,178	$293,149,505	$515,996,190	$81,263,990
Due From (To) Mutual of America General Account	1,025	8,535	(26,556)	24,665
Net Assets	$85,029,203	$293,158,040	$515,969,634	$81,288,655
Enhanced Unit Value at December 31, 2006	$3.74	$48.45	$43.94	$29.31
Number of Enhanced Units Outstanding at December 31, 2006	5,497,420	1,914,152	3,589,339	856,235
Standard Unit Value at December 31, 2006	$3.71	$48.16	$43.68	$29.13
Number of Standard Units Outstanding at December 31, 2006	17,358,475	4,161,738	8,201,699	1,928,800
	Fidelity	Vanguard
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Oppenheimer Main Street Fund
Assets:
Investments in Fidelity VIP Mid Cap Portfolio, Vanguard Portfolios and Oppenheimer Main Street Fund at market value (Cost: Fidelity VIP Mid Cap Fund—$41,869,468 Vanguard Diversified Value Fund—$45,884,754 Vanguard International Fund—$47,473,935 Oppenheimer Main Street Fund—$7,824,458) (Notes 1 and 2)	$42,938,430	$49,869,540	$54,564,200	$8,490,982
Due From (To) Mutual of America General Account	15,260	(86,367)	(108,229)	2,089
Net Assets	$42,953,690	$49,783,173	$54,455,971	$8,493,071
Enhanced Unit Value at December 31, 2006	$39.33	$16.95	$21.85	$24.87
Number of Enhanced Units Outstanding at December 31, 2006	307,489	720,851	668,904	100,311
Standard Unit Value at December 31, 2006	$39.10	$16.85	$21.72	$24.73
Number of Standard Units Outstanding at December 31, 2006	789,315	2,228,810	1,834,265	242,567

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,220,080	$4,300,338	$6,678,137	$3,231,579	$157,735
Expenses (Note 3)	561,590	2,357,065	2,759,490	1,792,205	55,818
Net Investment Income (Loss)	2,658,490	1,943,273	3,918,647	1,439,374	101,917
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	160,664	(2,052,594)	3,629,972	7,736,270	42,371
Realized gain distributions	—	30,080,256	8,434,943	13,443,177	95,808
Net realized gain (loss) on investments	160,664	28,027,662	12,064,915	21,179,447	138,179
Net unrealized appreciation (depreciation) of investments	176,355	12,257,340	33,715,005	(3,681,589)	808,189
Net Realized and Unrealized Gain (Loss) on Investments	337,019	40,285,002	45,779,920	17,497,858	946,368
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,995,509	$42,228,275	$49,698,567	$18,937,232	$1,048,285
	Investment Company
	Small Cap Growth Fund	Small Cap Value Fund	Composite Fund	Bond Fund	Mid-Term Bond Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$988,770	$5,179,640	$4,349,974	$1,773,645
Expenses (Note 3)	428,371	449,895	1,552,297	710,022	363,487
Net Investment Income (Loss)	(428,371)	538,875	3,627,343	3,639,952	1,410,158
Net Realized and Unrealized Gain (Loss) On Investments (Note 1):
Net realized gain (loss) on investment transactions	104,614	128,155	(2,546,336)	(514,910)	(164,592)
Realized gain distributions	3,304,111	1,602,152	—	—	—
Net realized gain (loss) on investments	3,408,725	1,730,307	(2,546,336)	(514,910)	(164,592)
Net unrealized appreciation (depreciation) of investments	10,226,972	8,940,556	17,703,242	440,106	371,441
Net Realized and Unrealized Gain (Loss) on Investments	13,635,697	10,670,863	15,156,906	(74,804)	206,849
Net Increase (Decrease) in Net Assets Resulting From Operations	$13,207,326	$11,209,738	$18,784,249	$3,565,148	$1,617,007

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	Investment Company			DWS
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$292,498	$1,554,879	$1,078,373	$1,658,717	$1,683,614	$2,791,120
Expenses (Note 3)	60,152	372,029	313,409	336,310	2,235,636	1,156,501
Net Investment Income (Loss)	232,346	1,182,850	764,964	1,322,407	(552,022)	1,634,619
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(391)	66,320	76,205	(8,121)	1,328,606	3,023,676
Realized gain distributions	155,213	1,357,133	2,248,614	52,944	—	—
Net realized gain (loss) on investments	154,822	1,423,453	2,324,819	44,823	1,328,606	3,023,676
Net unrealized appreciation (depreciation) of investments	115,498	1,245,139	1,174,144	263,419	20,428,985	28,838,026
Net Realized and Unrealized Gain (Loss) on Investments	270,320	2,668,592	3,498,963	308,242	21,757,591	31,861,702
Net Increase (Decrease) in Net Assets Resulting From Operations	$502,666	$3,851,442	$4,263,927	$1,630,649	$21,205,569	$33,496,321
	American Century	Calvert	Fidelity
	VP Capital Appreciation Fund	Social Balanced Fund	VIP Equity Income Fund	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$1,903,010	$8,355,791	$6,461,191	$2,088,749	$102,580
Expenses (Note 3)	657,273	642,925	1,647,238	3,412,281	537,241	264,313
Net Investment Income (Loss)	(657,273)	1,260,085	6,708,553	3,048,910	1,551,508	(161,733)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	2,760,652	277,653	1,215,407	11,201,887	(3,887)	(363,111)
Realized gain distributions	—	1,460,300	30,765,042	41,102,936	—	3,473,302
Net realized gain (loss) on investments	2,760,652	1,737,953	31,980,449	52,304,823	(3,887)	3,110,191
Net unrealized appreciation (depreciation) of investments	12,538,613	3,161,045	5,558,908	(3,812,558)	3,474,978	(56,079)
Net Realized and Unrealized Gain (Loss) on Investments	15,299,265	4,898,998	37,539,357	48,492,265	3,471,091	3,054,112
Net Increase (Decrease) in Net Assets Resulting From Operations	$14,641,992	$6,159,083	$44,247,910	$51,541,175	$5,022,599	$2,892,379

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	Vanguard		Oppenheimer
	Diversified Value Fund	International Fund	Main Street Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$176,939	$216,890	$29,794
Expenses (Note 3)	155,203	226,678	33,650
Net Investment Income (Loss)	21,736	(9,788)	(3,856)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	34,895	56,837	21,160
Realized gain distributions	115,925	177,455	—
Net realized gain (loss) on investments	150,820	234,292	21,160
Net unrealized appreciation (depreciation) of investments	3,923,755	6,384,111	620,229
Net Realized and Unrealized Gain (Loss) on Investments	4,074,575	6,618,403	641,389
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,096,311	$6,608,615	$637,533

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,658,490	$744,510	$1,943,273	$(1,562,628)	$3,918,647	$2,411,629
Net realized gain (loss) on investments	160,664	(5,365)	28,027,662	21,064,310	12,064,915	11,269,083
Net unrealized appreciation (depreciation) of investments	176,355	453,075	12,257,340	(11,596,078)	33,715,005	(442,624)
Net Increase (Decrease) in net assets resulting from operations	2,995,509	1,192,220	42,228,275	7,905,604	49,698,567	13,238,088
From Unit Transactions:
Contributions	14,406,823	10,655,496	21,435,615	23,078,521	40,978,975	42,540,815
Withdrawals	(13,335,785)	(7,655,375)	(32,209,159)	(31,026,276)	(36,915,494)	(35,877,948)
Net transfers	26,544,310	915,688	(18,815,112)	(33,473,018)	(15,734,797)	(26,432,129)
Contract Fees	(105,412)	(115,784)	(113,190)	(141,888)	(122,060)	(151,816)
Net Increase (Decrease) from unit transactions	27,509,936	3,800,025	(29,701,846)	(41,562,661)	(11,793,376)	(19,921,078)
Net Increase (Decrease) in Net Assets	30,505,445	4,992,245	12,526,429	(33,657,057)	37,905,191	(6,682,990)
Net Assets:
Beginning of Year	58,972,619	53,980,374	302,340,990	335,998,047	349,271,463	355,954,453
End of Year	$89,478,064	$58,972,619	$314,867,419	$302,340,990	$387,176,654	$349,271,463
	Investment Company
	Mid-Cap Equity Index Fund		Mid Cap Value Fund		Small Cap Growth Fund
	2006	2005	2006	2005 (a)	2006	2005 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,439,374	$1,099,814	$101,917	$5,610	$(428,371)	$(9,376)
Net realized gain (loss) on investments	21,179,447	16,072,104	138,179	11,839	3,408,725	2,984
Net unrealized appreciation (depreciation) of investment	(3,681,589)	5,419,881	808,189	54,323	10,226,972	42,747
Net Increase (Decrease) in net assets resulting from operations	18,937,232	22,591,799	1,048,285	71,772	13,207,326	36,355
From Unit Transactions:
Contributions	32,851,842	33,959,209	2,877,433	303,997	8,192,649	508,450
Withdrawals	(22,643,004)	(18,259,088)	(743,126)	(39,743)	(5,845,423)	(14,218)
Net transfers (Note 4)	(42,399,525	3,718,943	8,249,838	1,752,149	129,427,593	2,527,895
Contract Fees	(48,384)	(50,631)	(305)	(47)	(562)	(82)
Net Increase (Decrease) from unit transactions	(32,239,071)	19,368,433	10,383,840	2,016,356	131,774,257	3,022,045
Net Increase (Decrease) in Net Assets	(13,301,839)	41,960,232	11,432,125	2,088,128	144,981,583	3,058,400
Net Assets:
Beginning of Year/Period	227,007,233	185,047,001	2,088,128	—	3,058,400	—
End of Year/Period	$213,705,394	$227,007,233	$13,520,253	$2,088,128	$148,039,983	$3,058,400

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Small Cap Value Fund		Composite Fund		Bond Fund		Mid-Term Bond Fund
	2006	2005 (a)	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$538,875	$6,454	$3,627,343	$3,456,298	$3,639,952	$3,323,230	$1,410,158	$1,000,081
Net realized gain (loss) on investments	1,730,307	25,907	(2,546,336)	(3,749,211)	(514,910)	(307,968)	(164,592)	(66,630)
Net unrealized appreciation (depreciation) of investments	8,940,556	82,417	17,703,242	33,588	440,106	(2,148,739)	371,441	(974,262)
Net Increase (Decrease) in net assets resulting from operations	11,209,738	114,778	18,784,249	(259,325)	3,565,148	866,523	1,617,007	(40,811)
From Unit Transactions:
Contributions	9,086,406	597,206	13,805,885	14,303,935	14,148,693	15,887,429	8,121,793	8,067,942
Withdrawals	(5,988,038)	(322,806)	(23,694,291)	(23,916,628)	(10,724,691)	(10,134,874)	(6,410,121)	(4,362,440)
Net transfers (Note 4)	140,120,163	3,565,734	(12,201,280)	(13,342,477)	(5,950,034)	(8,056,416)	14,137,526	(5,217,737)
Contract Fees	(10,387)	(45)	(101,728)	(129,933)	(101,222)	(122,285)	(65,707)	(69,825)
Net Increase (Decrease) from unit transactions	143,208,144	3,840,089	(22,191,414)	(23,085,103)	(2,627,254)	(2,426,146)	15,783,491	(1,582,060)
Net Increase (Decrease) in Net Assets	154,417,882	3,954,867	(3,407,165)	(23,344,428)	937,894	(1,559,623)	17,400,498	(1,622,871)
Net Assets:
Beginning of Year/ Period	3,954,867	—	204,468,249	227,812,677	94,183,266	95,742,889	42,105,907	43,728,778
End of Year/Period	$158,372,749	$3,954,867	$201,061,084	$204,468,249	$95,121,160	$94,183,266	$59,506,405	$42,105,907

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$232,346	$173,756	$1,182,850	$734,697	$764,964	$336,578
Net realized gain (loss) on investments	154,822	90,300	1,423,453	815,439	2,324,819	1,094,881
Net unrealized appreciation (depreciation) of investments	115,498	(137,109)	1,245,139	(268,425)	1,174,144	13,750
Net Increase (Decrease) in net assets resulting from operations	502,666	126,947	3,851,442	1,281,711	4,263,927	1,445,209
From Unit Transactions:
Contributions	3,121,423	2,596,239	15,161,793	12,888,002	16,543,603	12,087,141
Withdrawals	(1,074,709)	(1,112,071)	(5,113,991)	(3,551,564)	(4,016,100)	(2,698,265)
Net transfers	(1,842,554)	513,118	511,844	1,980,192	(52,448)	1,443,616
Contract Fees	(5,396)	(3,763)	(21,307)	(16,536)	(16,922)	(12,337)
Net Increase (Decrease) from unit transactions	198,764	1,993,523	10,538,339	11,300,094	12,458,133	10,820,155
Net Increase (Decrease) in Net Assets	701,430	2,120,470	14,389,781	12,581,805	16,722,060	12,265,364
Net Assets:
Beginning of Year	8,431,231	6,310,761	40,586,473	28,004,668	32,365,300	20,099,936
End of Year	$9,132,661	$8,431,231	$54,976,254	$40,586,473	$49,087,360	$32,365,300
	DWS
	Bond VIP Fund		Capital Growth VIP Fund		International VIP Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,322,407	$1,208,457	$(552,022)	$393,485	$1,634,619	$938,694
Net realized gain (loss) on investments	44,823	497,610	1,328,606	(1,120,586)	3,023,676	1,902,234
Net unrealized appreciation (depreciation) of investments	263,419	(938,710)	20,428,985	23,976,101	28,838,026	14,723,203
Net Increase (Decrease) in net assets resulting from operations	1,630,649	767,357	21,205,569	23,249,000	33,496,321	17,564,131
From Unit Transactions:
Contributions	6,640,842	7,366,045	(22,956,657)	25,193,694	19,142,973	14,839,258
Withdrawals	(5,484,044)	(4,934,381)	(30,081,160)	(30,198,258)	(16,249,955)	(12,602,655)
Net transfers	(5,080,450)	(1,762,264)	(32,298,620)	(17,199,148)	(412,012)	(2,517,819)
Contract Fees	(42,551)	(51,282)	(40,713)	(46,971)	(10,074)	(8,509)
Net Increase (Decrease) from unit transactions	(3,966,203)	618,118	(39,463,836)	(22,250,683)	2,470,932	(289,725)
Net Increase (Decrease) in Net Assets	(2,335,554)	1,385,475	(18,258,267)	998,317	35,967,253	17,274,406
Net Assets:
Beginning of Year	46,011,640	44,626,165	305,220,774	304,222,457	133,037,704	115,763,298
End of Year	$43,676,086	$46,011,640	$286,962,507	$305,220,774	$169,004,957	$133,037,704

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	American Century		Calvert
	VP Capital Appreciation Fund		Social Balanced Fund
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(657,273)	$(491,926)	$1,260,085	$740,998
Net realized gain (loss) on investments	2,760,652	(775,630)	1,737,953	120,799
Net unrealized appreciation (depreciation) of investments	12,538,613	17,159,242	3,161,045	2,654,276
Net Increase (Decrease) in net assets resulting from operations	14,641,992	15,891,686	6,159,083	3,516,073
From Unit Transactions:
Contributions	13,728,065	8,479,362	12,279,154	12,036,420
Withdrawals	(13,547,366)	(6,631,967)	(7,650,511)	(6,918,057)
Net transfers	(8,280,422)	23,317,354	(3,668,071)	(1,271,869)
Contract Fees	(10,276)	(8,218)	(65,785)	(76,736)
Net Increase (Decrease) from unit transactions	(8,109,999)	25,156,531	894,787	3,769,758
Net Increase (Decrease) in Net Assets	6,531,993	41,048,217	7,053,870	7,285,831
Net Assets:
Beginning of Year	106,080,860	65,032,643	77,975,333	70,689,502
End of Year	$112,612,853	$106,080,860	$85,029,203	$77,975,333

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Equity Income Fund		VIP Contra Fund		VIP Asset Manager Fund		VIP Mid Cap Fund
	2006	2005	2006	2005	2006	2005	2006	2005 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,708,553	$1,827,492	$3,048,910	$(1,991,034)	$1,551,508	$1,402,018	$(161,733)	$(36,227)
Net realized gain (loss) on investments	31,980,449	9,360,201	52,304,823	2,460,059	(3,887)	(172,969)	3,110,191	2,846
Net unrealized appreciation (depreciation) of investments	5,558,908	(545,384)	(3,812,558)	62,845,159	3,474,978	1,183,992	(56,079)	1,125,041
Net Increase (Decrease) in net assets resulting from operations	44,247,910	10,642,309	51,541,175	63,314,184	5,022,599	2,413,041	2,892,379	1,091,660
From Unit Transactions:
Contributions	31,589,642	28,866,475	65,063,844	56,037,373	12,611,673	12,572,351	11,378,472	3,779,087
Withdrawals	(26,350,715)	(21,861,077)	(48,586,805)	(38,453,979)	(9,151,961)	(7,799,157)	(2,900,303)	(225,525)
Net transfers	23,910,037	(11,300,113)	(33,861,386)	28,326,786	(4,410,941)	(5,120,821)	12,426,683	14,512,410
Contract Fees	(127,243)	(153,842)	(79,442)	(84,663)	(70,384)	(84,056)	(1,013)	(160)
Net Increase (Decrease) from unit transactions	29,021,721	(4,448,557)	(17,463,789)	45,825,517	(1,021,613)	(431,683)	20,903,839	18,065,812
Net Increase (Decrease) in Net Assets	73,269,631	6,193,752	34,077,386	109,139,701	4,000,986	1,981,358	23,796,218	19,157,472
Net Assets:
Beginning of Year/ Period	219,888,409	213,694,657	481,892,248	372,752,547	77,287,669	75,306,311	19,157,472	—
End of Year/Period	$293,158,040	$219,888,409	$515,969,634	$481,892,248	$81,288,655	$77,287,669	$42,953,690	$19,157,472

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Vanguard				Oppenheimer
	Diversified Value Fund		International Fund		Main Street Fund
	2006	2005 (a)	2006	2005 (a)	2006	2005 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$21,736	$(17,236)	$(9,788)	$(17,943)	$(3,856)	$(4,958)
Net realized gain (loss) on investments	150,820	659	234,292	5,083	21,160	8,053
Net unrealized appreciation (depreciation) of investments	3,923,755	61,031	6,384,111	706,154	620,229	46,295
Net Increase (Decrease) in net assets resulting from operations	4,096,311	44,454	6,608,615	693,294	637,533	49,390
From Unit Transactions:
Contributions	6,191,252	1,479,598	16,066,802	2,363,492	1,698,731	415,235
Withdrawals	(2,376,981)	(49,416)	(2,004,809)	(100,735)	(348,539)	(55,143)
Net transfers	35,061,093	5,338,258	24,437,130	6,393,294	4,551,150	1,545,054
Contract Fees	(1,246)	(150)	(1,055)	(57)	(294)	(46)
Net Increase (Decrease) from unit transactions	38,874,118	6,768,290	38,498,068	8,655,994	5,901,048	1,905,100
Net Increase (Decrease) in Net Assets	42,970,429	6,812,744	45,106,683	9,349,288	6,538,581	1,954,490
Net Assets:
Beginning of Year/Period	6,812,744	—	9,349,288	—	1,954,490	—
End of Year/Period	$49,783,173	$6,812,744	$54,455,971	$9,349,288	$8,493,071	$1,954,490

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 25 distinct funds. Each invests in shares of one of 13 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 2 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 2 as investment alternatives on July 1, 2005.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Company, which are in conformity with U.S. generally accepted accounting principles:

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2006 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	73,937,570	$1.21
All America Fund	157,092,600	2.00
Equity Index Fund	162,921,450	2.38
Mid-Cap Equity Index Fund	137,214,921	1.56
Mid Cap Value Fund	11,161,026	1.21
Small Cap Growth Fund	124,918,197	1.19
Small Cap Value Fund	128,195,094	1.24
Composite Fund	129,954,915	1.55
Bond Fund	75,700,531	1.26
Mid-Term Bond Fund	63,854,697	0.93
Conservative Allocation Fund	8,971,939	1.02
Moderate Allocation Fund	48,053,550	1.14
Aggressive Allocation Fund	38,569,777	1.27
DWS Portfolios:
Bond VIP Portfolio — Class "A"	6,214,294	7.03
Capital Growth VIP Portfolio — Class "A"	15,732,871	18.24
International VIP Portfolio — Class "A"	12,591,762	13.42
American Century VP Capital Appreciation Fund	10,260,422	10.96
Calvert Social Balanced Portfolio	41,885,802	2.03
Fidelity Portfolios:
Equity-Income — "Initial" Class	11,188,912	26.20
Contrafund — "Initial" Class	16,396,447	31.47
Asset Manager — "Initial" Class	5,172,756	15.71
Mid Cap — "Initial" Class	1,234,928	34.77
Vanguard Portfolios:
Diversified	3,016,911	16.53
International	2,530,807	21.56
Oppenheimer Main Street Fund/VA	342,655	24.78

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%. The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to 0.50% (0.25% for the American Century Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants are issued Enhanced Units in the Separate Account. For the period July 1, 2005 through September 30, 2005, employers also had to make payments via Electronic Funds Transfer ("EFT") in order for participants to be eligible for the Enhanced Units.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Investment Company Money Market Fund's expenses were reduced at an annual rate of 0.20%.

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements.130

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 2 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $252,496,444. The enhanced unit participants received 34,083,301 enhanced units of the Small Cap Value Fund with a value of $39,928,131 and 36,530,887 enhanced units of the Small Cap Growth Fund with a value of $39,928,155. The standard unit participants received 74,029,264 standard units of the Small Cap Value Fund with a value of $86,320,091 and 79,345,334 standard units of the Small Cap Growth Fund with a value of $86,320,067. The proportion of Small Cap Value and Small Cap Growth

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Fund Reorganizations (Continued)

Fund units received corresponded to the Aggressive Equity Fund's respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by enhanced units were $3,766,393 immediately prior to the reorganization and $43,694,548 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by enhanced units were $4,804,560 immediately prior to the reorganization and $44,732,691 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by standard units were $9,592,771 immediately prior to the reorganization and $95,912,838 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by standard units were $16,036,790 immediately prior to the reorganization and $102,356,881 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 2 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The enhanced unit participants received 3,613,121 enhanced units of the Mid-Term Bond Fund with a value of $6,240,199, which corresponded to the net assets of the Short-Term Bond Fund represented by enhanced units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by enhanced units were $11,679,358 immediately prior to the reorganization and $17,919,557 immediately after the reorganization. The standard unit participants received 8,017,584 units of the Mid-Term Bond Fund with a value of $13,779,685, which corresponded to the net assets of the Short-Term Bond Fund represented by standard units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by standard units were $28,368,861 immediately prior to the reorganization and $42,148,546 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

Enhanced Units

Investment Company
Money Market Fund	All America Fund	Equity Index Fund
Selected Per Unit and	Years Ended December 31,	Years Ended December 31,	Years Ended December 31,
Supplementary Data:	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of year/period	$2.36	$2.33	$8.67	$8.21	$3.00	$2.84
Unit value, end of year/period	$2.46	$2.36	$9.99	$8.67	$3.45	$3.00
Units outstanding (000's), beginning of year/period	7,961	—	9,698	—	33,563	—
Units Issued (000's)	10,425	9,277	1,661	10,494	8,779	36,361
Units Redeemed (000's)	(5,546)	(1,316)	(1,882)	(796)	(7,245)	(2,798)
Units Outstanding (000's), end of year/period	12,840	7,961	9,477	9,698	35,097	33,563
Net Assets (000's)	$31,641	$18,796	$94,675	$84,115	$120,923	$100,539
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.37%	2.16	%(D)	1.41%	0.35	%(D)	1.87%	1.54	%(D)
Total Return (C)	4.37%	1.46%	15.17%	5.65%	15.02%	5.45%
Investment Company
Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund
Selected Per Unit and	Years Ended December 31,	Years Ended December 31,	Years Ended December 31,
Supplementary Data:	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of year/period	$1.82	$1.68	$1.07	$1.00	$1.05	$1.00
Unit value, end of year/period	$1.99	$1.82	$1.23	$1.07	$1.21	$1.05
Units outstanding (000's), beginning of year/period	32,488	—	320	—	659	—
Units Issued (000's)	11,386	37,125	3,733	800	45,718	(E)	946
Units Redeemed (000's)	(13,220)	(4,637)	(1,159)	(480)	(7,505)	(287)
Units Outstanding (000's), end of year/period	30,654	32,488	2,894	320	38,872	659
Net Assets (000's)	$61,060	$59,086	$3,561	$341	$46,886	$693
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.41%	1.39	%(D)	2.27%	0.77	%(D)	0.00%	0.00	%(D)
Total Return (C)	9.55%	8.08%	15.35%	6.65%	14.57%	5.24%

(1)  For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 36,530,887 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Small Cap Value Fund				Composite Fund			Bond Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,			Years Ended December 31,
Supplementary Data:	2006		2005(1)		2006	2005(1)		2006	2005(1)
Unit value, beginning of year/period	$1.07		$1.00		$5.53	$5.38		$4.19	$4.20
Unit value, end of year/period	$1.26		$1.07		$6.10	$5.53		$4.37	$4.19
Units outstanding (000's), beginning of year/period	679		—		10,106	—		6,603	—
Units Issued (000's)	43,438	(F)	917		1,797	10,959		2,038	7,224
Units Redeemed (000's)	(5,215)		(238)		(1,997)	(853)		(1,640)	(621)
Units Outstanding (000's), end of year/period	38,902		679		9,906	10,106		7,001	6,603
Net Assets (000's)	$48,918		$729		$60,395	$55,883		$30,572	$27,650
Expense Ratio (A) .	0.50%		0.50%		0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	1.81%		0.66	%(D)	2.59%	2.47	%(D)	4.71%	4.31	%(D)
Total Return (C)	17.10%		7.34%		10.24%	2.72%		4.27%	-0.22%

(1)  For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(F)  Includes 34,083,301 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

  Enhanced Units (Continued)

Investment Company
Mid-Term Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund
Selected Per Unit and	Years Ended December 31,	Years Ended December 31,	Years Ended December 31,
Supplementary Data:	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of year/period	$1.69	$1.70	$1.10	$1.09	$1.24	$1.20
Unit value, end of year/period	$1.75	$1.69	$1.17	$1.10	$1.34	$1.24
Units outstanding (000's), beginning of year/period	6,854	—	1,748	—	6,764	—
Units Issued (000's)	5,979	(F)	7,436	1,712	2,195	5,504	7,633
Units Redeemed (000's)	(2,486)	(582)	(1,169)	(447)	(2,160)	(869)
UnitsOutstanding(000's), end of year/period	10,347	6,854	2,291	1,748	10,108	6,764
Net Assets (000's)	$18,143	$11,589	$2,692	$1,929	$13,568	$8,356
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.83%	3.20	%(D)	0.68%	3.16	%(D)	21.71%	3.00	%(D)
Total Return (C)	3.70%	-0.60%	6.42%	1.21%	8.65%	2.95%
Investment Company	DWS
Aggressive Allocation Fund	Bond VIP Fund	Capital Growth VIP Fund
Selected Per Unit and	Years Ended December 31,	Years Ended December 31,	Years Ended December 31,
Supplementary Data:	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of year/period	$1.36	$1.30	$17.26	$17.30	$35.09	$32.74
Unit value, end of year/period	$1.51	$1.36	$17.98	$17.26	$37.89	$35.09
Units outstanding (000's), beginning of year/period	6,122	—	797	—	2,655	—
Units Issued (000's)	5,421	6,801	272	906	453	2,865
Units Redeemed (000's)	(2,377)	(679)	(278)	(109)	(590)	(210)
Units Outstanding (000's), end of year/period	9,166	6,122	791	797	2518	2,655
Net Assets (000's)	$13,841	$8,305	$14,218	$13,750	$95,389	$93,144
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.88%	2.15	%(D)	3.78%	3.47	%(D)	0.57%	0.98	%(D)
Total Return (C)	11.31%	4.68%	4.19%	-0.25%	7.98%	7.17%

(1)  For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(F)  Includes 3,613,121 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	DWS			American Century VP				Calvert
Selected Per Unit and	International VIP Fund			Capital Appreciation Fund				Social Balanced Fund
Supplementary Data:	2006	2005(1)		2006		2005(1)		2006	2005(1)
Unit value, beginning of year/period	$18.72	$16.12		$16.36		$14.08		$3.45	$3.33
Unit value, end of year/period	$23.45	$18.72		$19.13		$16.36		$3.74	$3.45
Units outstanding (000's), beginning of year/period	2,194	—		1,883		—		4,985	—
Units Issued (000's)	641	2,335		1,151		2,102		1,656	5,308
Units Redeemed (000's)	(460)	(141)		(1,107)		(219)		(1,144)	(323)
Units Outstanding (000's), end of year/period	2,375	2,194		1,927		1,883		5,497	4,985
Net Assets (000's)	$55,695	$41,069		$36,863		$30,808		$20,545	$17,215
Expense Ratio (A)	0.50%	0.50%		0.25	%(E)	0.25	%(E)	0.50%	0.50%
Investment Income Ratio (B)	1.84%	1.62	%(D)	0.00%		0.00	%(D)	2.37%	1.86	%(D)
Total Return (C)	25.28%	16.12%		16.92%		16.15%		8.22%	3.77%

(1)  For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Fidelity
	VIP Equity Income Fund				VIP Contra Fund			VIPAsset Manager Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,			Years Ended December 31,
Supplementary Data:	2006		2005(1)		2006	2005(1)		2006	2005(1)
Unit value, beginning of year/period	$40.47		$37.81		$39.49	$35.06		$27.42	$26.32
Unit value, end of year/period	$48.45		$40.47		$43.94	$39.49		$29.31	$27.42
Units outstanding (000's), beginning of year/period	1,641		—		3,462	—		821	—
Units Issued (000's)	607		1,796		1,016	3,679		235	894
Units Redeemed (000's)	(334)		(155)		(889)	(217)		(200)	(73)
Units Outstanding (000's), end of year/period	1,914		1,641		3,589	3,462		856	821
Net Assets (000's)	$92,705		$66,431		$157,724	$136,720		$25,130	$22,523
Expense Ratio (A)(E)	0.40%		0.40%		0.40%	0.40%		0.40%	0.40%
Investment Income Ratio (B)	3.42%		1.61	%(D)	1.29%	0.27	%(D)	2.65%	2.64	%(D)
Total Return (C)	19.71%		7.02%		11.27%	12.65%		6.89%	4.16%
	Fidelity				Vanguard
	VIP Mid Cap Fund				Diversified Value Fund			International Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,			Years Ended December 31,
Supplementary Data:	2006		2005(1)		2006	2005(1)		2006	2005(1)
Unit value, beginning of year/period	$35.04		$30.58		$14.33	$13.98		$17.33	$14.78
Unit value, end of year/period	$39.33		$35.04		$16.95	$14.33		$21.85	$17.33
Units outstanding (000's), beginning of year/period	133		—		120	—		110	—
Units Issued (000's)	304		148		746	128		641	112
Units Redeemed (000's)	(130)		(15)		(145)	(8)		(82)	(2)
Units Outstanding (000's), end of year/period	307		133		721	120		669	110
Net Assets (000's)	$12,094		$4,677		$12,221	$1,718		$14,615	$1,902
Expense Ratio (A)	0.40	%(E)	0.40	%(E)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	0.28%		0.00	%(D)	0.88%	0.00	%(D)	0.75%	0.00	%(D)
Total Return (C)	12.25%		14.58%		18.28%	2.53%		26.11%	17.23%

(1)  For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)   Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Oppenheimer
	Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005(1)
Unit value, beginning of year/period	$21.73	$20.46
Unit value, end of year/period	$24.87	$21.73
Units outstanding (000's), beginning of year/period	25	—
Units Issued (000's)	103	30
Units Redeemed (000's)	(28)	(5)
Units Outstanding (000's), end of year/period	100	25
Net Assets (000's)	$2,493	$548
Expense Ratio (A)	0.50%	0.50%
Investment Income Ratio (B)	0.69%	0.00	%(D)
Total Return (C)	14.45%	6.23%

(1)  For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)   Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004		2003		2002
Unit value, beginning of year	$2.36	$2.31	$2.30		$2.30		$2.28
Unit value, end of year	$2.45	$2.36	$2.31		$2.30		$2.30
Units outstanding (000's), beginning of year	17,051	23,380	24,188		26,791		27,210
Units Issued (000's)	19,075	10,464	10,032		13,445		45,360
Units Redeemed (000's)	(12,513)	(16,793)	(10,840)		(16,048)		(45,779)
Units Outstanding (000's), end of year	23,613	17,051	23,380		24,188		26,791
Net Assets (000's)	$57,837	$40,176	$53,980		$55,625		$61,563
Expense Ratio (A)	0.90%	0.90%	0.90	%(D)	0.90	%(D)	0.90%
Investment Income Ratio (B)	4.37%	2.16%	1.06%		0.98%		1.55%
Total Return (C)	3.95%	2.05%	0.40%		0.08%		0.57%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004		2003		2002
Unit value, beginning of year	$8.66	$8.42	$7.85		$5.96		$7.74
Unit value, end of year	$9.93	$8.66	$8.42		$7.85		$5.96
Units outstanding (000's), beginning of year	25,210	39,898	42,508		41,572		44,755
Units Issued (000's)	2,947	4,381	22,655		17,434		19,155
Units Redeemed (000's)	(5,980)	(19,069)	(25,265)		(16,498)		(22,338)
Units Outstanding (000's), end of year	22,177	25,210	39,898		42,508		41,572
Net Assets (000's)	$220,192	$218,226	$335,998		$333,719		$247,576
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%		0.90%
Investment Income Ratio (B)	1.41%	0.35%	1.21%		0.84%		0.83%
Total Return (C)	14.71%	2.79%	7.27%		31.82%		-23.08%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$2.99	$2.88	$2.62	$2.06	$2.67
Unit value, end of year	$3.42	$2.99	$2.88	$2.62	$2.06
Units outstanding (000's), beginning of year	83,203	123,672	122,328	110,153	109,580
Units Issued (000's)	16,565	29,800	116,746	131,832	111,439
Units Redeemed (000's)	(22,024)	(70,269)	(115,402)	(119,657)	(110,866)
Units Outstanding (000's), end of year	77,744	83,203	123,672	122,328	110,153
Net Assets (000's)	$266,254	$248,732	$355,954	$320,975	$227,294
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.87%	1.54%	1.84%	1.57%	1.58%
Total Return (C)	14.56%	3.87%	9.69%	27.16%	-22.84%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$1.82	$1.63	$1.41	$1.05	$1.25
Unit value, end of year	$1.98	$1.82	$1.63	$1.41	$1.05
Units outstanding (000's), beginning of year	92,517	113,661	91,187	64,271	49,342
Units Issued (000's)	26,329	56,846	112,429	134,122	180,415
Units Redeemed (000's)	(41,780)	(77,990)	(89,955)	(107,206)	(165,486)
Units Outstanding (000's), end of year	77,066	92,517	113,661	91,187	64,271
Net Assets (000's)	$152,645	$167,921	$185,047	$128,837	$67,761
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.41%	1.39%	1.09%	1.02%	1.77%
Total Return (C)	9.12%	11.48%	15.23%	34.01%	-15.95%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	Mid CapValue Fund			Small Cap Growth Fund				Small Cap Value Fund
Selected Per Unit and	Years Ended December 31,			Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2006	2005(1)		2006		2005(1)		2006		2005(1)
Unit value, beginning of year	$1.06	$1.00		$1.05		$1.00		$1.07		$1.00
Unit value, end of year	$1.22	$1.06		$1.20		$1.05		$1.25		$1.07
Units outstanding (000's), beginning of year	1,641	—		2,252		—		3,011		—
Units Issued (000's)	11,101	2,938		102,375	(E)	3,946		101,009	(F)	5,569
Units Redeemed (000's)	(4,597)	(1,297)		(20,207)		(1,694)		(16,403)		(2,558)
Units Outstanding (000's), end of year	8,145	1,641		84,420		2,252		87,617		3,011
Net Assets (000's)	$9,959	$1,746		$101,154		$2,365		$109,455		$3,225
Expense Ratio (A)	0.90%	0.90%		0.90%		0.90%		0.90%		0.90%
Investment Income Ratio (B)	2.27%	0.77	%(D)	0.00%		0.00	%(D)	1.81%		0.66	%(D)
Total Return (C)	14.89%	6.43%		14.11%		5.03%		16.63%		7.13%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 79,345,334 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(F)  Includes 74,029,264 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$5.52	$5.51	$5.23	$4.46	$4.87
Unit value, end of year	$6.06	$5.52	$5.51	$5.23	$4.46
Units outstanding (000's), beginning of year	26,925	41,312	43,988	45,392	50,607
Units Issued (000's)	2,469	3,078	4,927	5,455	5,327
Units Redeemed (000's)	(6,179)	(17,465)	(7,603)	(6,859)	(10,542)
Units Outstanding (000's), end of year	23,215	26,925	41,312	43,988	45,392
Net Assets (000's)	$140,666	$148,585	$227,813	$230,137	$202,661
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.59%	2.47%	2.45%	2.60%	3.32%
Total Return (C)	9.81%	0.07%	5.40%	17.18%	-8.33%
	Investment Company Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$4.18	$4.14	$3.99	$3.78	$3.57
Unit value, end of year	$4.34	$4.18	$4.14	$3.99	$3.78
Units outstanding (000's), beginning of year	15,921	23,114	22,484	22,509	20,932
Units Issued (000's)	3,753	5,399	10,135	13,116	13,207
Units Redeemed (000's)	(4,801)	(12,592)	(9,505)	(13,141)	(11,630)
Units Outstanding (000's), end of year	14,873	15,921	23,114	22,484	22,509
Net Assets (000's)	$64,549	$66,533	$95,743	$89,822	$85,005
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.71%	4.31%	4.51%	5.03%	8.97%
Total Return (C)	3.85%	0.89%	3.68%	5.78%	5.81%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006		2005	2004	2003	2002
Unit value, beginning of year	$1.69		$1.69	$1.67	$1.64	$1.51
Unit value, end of year	$1.74		$1.69	$1.69	$1.67	$1.64
Units outstanding (000's), beginning of year	18,086		25,887	30,102	39,713	21,035
Units Issued (000's)	12,839	(E)	5,875	11,988	21,886	41,929
Units Redeemed (000's)	(7,189)		(13,676)	(16,203)	(31,497)	(23,251)
Units Outstanding (000's), end of year	23,736		18,086	25,887	30,102	39,713
Net Assets (000's)	$41,363		$30,517	$43,729	$50,168	$64,981
Expense Ratio (A)	0.90%		0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.83%		3.20%	3.11%	3.00%	4.19%
Total Return (C)	3.28%		-0.11%	1.36%	1.85%	8.69%

	Investment Company Conservative Allocation Fund
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003(2)
Unit value, beginning of year/period	$1.10	$1.09	$1.05	$1.05
Unit value, end of year/period	$1.17	$1.10	$1.09	$1.05
Units outstanding (000's), beginning of year/period	5,902	5,808	2,009	—
Units Issued (000's)	3,242	4,769	9,554	3,737
Units Redeemed (000's)	(3,627)	(4,675)	(5,755)	(1,728)
Units Outstanding (000's), end of year/period	5,517	5,902	5,808	2,009
Net Assets (000's)	$6,441	$6,501	$6,311	$2,104
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.68%	3.16%	4.58%	7.90	%(D)
Total Return (C)	6.00%	1.38%	3.75%	4.73%

(2)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 8,017,584 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003(2)
Unit value, beginning of year/period	$1.23	$1.19	$1.11	$1.05
Unit value, end of year/period	$1.33	$1.23	$1.19	$1.11
Units outstanding (000's), beginning of year/period	26,143	23,490	9,849	—
Units Issued (000's)	13,434	17,568	41,380	13,383
Units Redeemed (000's)	(8,540)	(14,915)	(27,739)	(3,534)
Units Outstanding (000's), end of year/period	31,037	26,143	23,490	9,849
Net Assets (000's)	$41,408	$32,230	$28,005	$10,943
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	21.71%	3.00%	3.84%	8.47	%(D)
Total Return (C)	8.22%	3.41%	7.30%	11.11%
	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003(2)
Unit value, beginning of year/period	$1.35	$1.29	$1.19	$1.05
Unit value, end of year/period	$1.50	$1.35	$1.29	$1.19
Units outstanding (000's), beginning of year/period	17,772	15,564	6,511	—
Units Issued (000's)	12,227	14,417	20,170	9,770
Units Redeemed (000's)	(6,516)	(12,209)	(11,117)	(3,259)
Units Outstanding (000's), end of year/period	23,483	17,772	15,564	6,511
Net Assets (000's)	$35,246	$24,060	$20,100	$7,722
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.88%	2.15%	2.95%	6.02	%(D)
Total Return (C)	10.87%	4.83%	8.89%	18.61%

(2)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$17.22	$16.94	$16.22	$15.58	$14.60
Unit value, end of year	$17.87	$17.22	$16.94	$16.22	$15.58
Units outstanding (000's), beginning of year	1,873	2,634	2,539	2,660	2,500
Units Issued (000's)	442	902	1,124	1,046	1,517
Units Redeemed (000's)	(667)	(1,663)	(1,029)	(1,167)	(1,357)
Units Outstanding (000's), end of year	1,648	1,873	2,634	2,539	2,660
Net Assets (000's)	$29,458	$32,261	$44,626	$41,192	$41,440
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.78%	3.47%	3.74%	4.10%	5.53%
Total Return (C)	3.77%	1.68%	4.43%	4.11%	6.68%
	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$35.02	$32.43	$30.30	$24.10	$34.34
Unit value, end of year	$37.66	$35.02	$32.43	$30.30	$24.10
Units outstanding (000's), beginning of year	6,056	9,381	10,133	9,954	10,896
Units Issued (000's)	620	1,016	1,667	3,244	4,909
Units Redeemed (000's)	(1,590)	(4,341)	(2,419)	(3,065)	(5,851)
Units Outstanding (000's), end of year	5,086	6,056	9,381	10,133	9,954
Net Assets (000's)	$191,573	$212,076	$304,222	$307,089	$239,897
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.57%	0.98%	0.55%	0.42%	0.34%
Total Return (C)	7.56%	7.98%	7.02%	25.75%	-29.82%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$18.68	$16.23	$14.05	$11.10	$13.72
Unit value, end of year	$23.31	$18.68	$16.23	$14.05	$11.10
Units outstanding (000's), beginning of year	4,923	7,135	7,014	7,089	7,619
Units Issued (000's)	1,143	1,377	1,731	3,476	87,282
Units Redeemed (000's)	(1,204)	(3,589)	(1,610)	(3,551)	(87,812)
Units Outstanding (000's), end of year	4,862	4,923	7,135	7,014	7,089
Net Assets (000's)	$113,310	$91,968	$115,763	$98,539	$78,669
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.84%	1.62%	1.29%	0.76%	0.80%
Total Return (C)	24.78%	15.13%	15.48%	26.60%	-19.10%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$16.32	$13.46	$12.59	$10.52	$13.44
Unit value, end of year	$19.01	$16.32	$13.46	$12.59	$10.52
Units outstanding (000's), beginning of year	4,611	4,831	5,419	5,416	6,086
Units Issued (000's)	2,816	3,195	1,886	2,198	2,635
Units Redeemed (000's)	(3,442)	(3,415)	(2,474)	(2,195)	(3,305)
Units Outstanding (000's), end of year	3,985	4,611	4,831	5,419	5,416
Net Assets (000's)	$75,750	$75,273	$65,033	$68,250	$56,984
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Return (C)	16.46%	21.27%	6.88%	19.69%	-21.71%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$3.45	$3.29	$3.07	$2.59	$2.98
Unit value, end of year	$3.71	$3.45	$3.29	$3.07	$2.59
Units outstanding (000's), beginning of year	17,631	21,476	19,878	17,942	17,463
Units Issued (000's)	3,529	4,808	5,036	5,049	4,482
Units Redeemed (000's)	(3,802)	(8,653)	(3,438)	(3,113)	(4,003)
Units Outstanding (000's), end of year	17,358	17,631	21,476	19,878	17,942
Net Assets (000's)	$64,484	$60,759	$70,690	$60,988	$46,555
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.37%	1.86%	1.78%	2.05%	2.80%
Total Return (C)	7.79%	4.70%	7.28%	18.25%	-12.94%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$40.39	$38.46	$34.76	$26.89	$32.63
Unit value, end of year	$48.16	$40.39	$38.46	$34.76	$26.89
Units outstanding (000's), beginning of year	3,800	5,557	5,113	4,437	4,275
Units Issued (000's)	1,392	1,103	1,886	2,757	2,817
Units Redeemed (000's)	(1,030)	(2,860)	(1,442)	(2,081)	(2,655)
Units Outstanding (000's), end of year	4,162	3,800	5,557	5,113	4,437
Net Assets (000's)	$200,453	$153,457	$213,695	$177,743	$119,296
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	3.42%	1.61%	1.48%	1.68%	3.97%
Total Return (C)	19.24%	5.02%	10.64%	29.29%	-17.61%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$39.41	$33.97	$29.66	$23.27	$25.88
Unit value, end of year	$43.68	$39.41	$33.97	$29.66	$23.27
Units outstanding (000's), beginning of year	8,758	10,971	9,496	8,844	8,695
Units Issued (000's)	2,155	3,441	6,111	8,143	5,251
Units Redeemed (000's)	(2,711)	(5,654)	(4,636)	(7,491)	(5,102)
Units Outstanding (000's), end of year	8,202	8,758	10,971	9,496	8,844
Net Assets (000's)	$358,246	$345,172	$372,753	$281,628	$205,825
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.29%	0.27%	0.32%	0.44%	0.82%
Total Return (C)	10.83%	16.01%	14.55%	27.44%	-10.07%
	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$27.37	$26.51	$25.34	$21.65	$23.91
Unit value, end of year	$29.13	$27.37	$26.51	$25.34	$21.65
Units outstanding (000's), beginning of year	2,001	2,840	2,739	2,288	2,114
Units Issued (000's)	435	547	709	1,061	774
Units Redeemed (000's)	(507)	(1,386)	(608)	(610)	(600)
Units Outstanding (000's), end of year	1,929	2,001	2,840	2,739	2,288
Net Assets (000's)	$56,159	$54,764	$75,306	$69,412	$49,537
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.65%	2.64%	2.62%	3.27%	3.80%
Total Return (C)	6.46%	3.21%	4.63%	17.03%	-9.46%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)   This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity VIP			Vanguard
	Mid Cap Fund			Diversified Value Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005(1)		2006	2005(1)
Unit value, beginning of year/period	$34.97	$30.58		$14.31	$13.98
Unit value, end of year/period	$39.10	$34.97		$16.85	$14.31
Units outstanding (000's), beginning of year/period	414	—		356	—
Units Issued (000's)	1,017	517		2,533	485
Units Redeemed (000's)	(642)	(103)		(660)	(129)
Units Outstanding (000's), end of year/period	789	414		2,229	356
Net Assets (000's)	$30,860	$14,480		$37,556	$5,094
Expense Ratio (A)	0.80%	0.80	%(E)	0.90%	0.90%
Investment Income Ratio (B)	0.28%	0.00	%(D)	0.88%	0.00	%(D)
Total Return (C)	11.80%	14.35%		17.81%	2.33%
	Vanguard			Oppenheimer
	International Fund			Main Street Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005(1)		2006	2005(1)
Unit value, beginning of year/period	$17.29	$14.78		$21.69	$20.46
Unit value, end of year/period	$21.72	$17.29		$24.73	$21.69
Units outstanding (000's), beginning of year/period	431	—		65	—
Units Issued (000's)	1,821	487		260	104
Units Redeemed (000's)	(418)	(56)		(82)	(39)
Units Outstanding (000's), end of year/period	1,834	431		243	65
Net Assets (000's)	$39,841	$7,447		$6,000	$1,406
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	0.75%	0.00	%(D)	0.69%	0.00	%(D)
Total Return (C)	25.61%	16.99%		13.99%	6.02%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.90%.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2006 and 2005

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
March 9, 2007

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2006 AND 2005

	2006	2005
ASSETS
General account assets
Bonds and notes	$5,365,208,600	$5,515,098,325
Common stocks	401,021,320	354,545,610
Preferred stocks	7,163,291	13,030,634
Cash and short-term investments	113,227,966	22,329,440
Guaranteed funds transferable	57,842,486	66,091,879
Mortgage loans	3,443,152	3,781,525
Real estate	283,833,261	285,499,480
Policy loans	98,149,710	95,766,221
Other invested assets	100,000	2,552,480
Investment income accrued	64,812,672	67,680,315
Deferred federal income taxes	7,435,380	14,669,542
Other assets	16,655,756	13,624,911
Total general account assets	6,418,893,594	6,454,670,362
Separate account assets	6,022,771,815	5,388,815,401
TOTAL ASSETS	$12,441,665,409	$11,843,485,763
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,277,917,812	$5,320,568,527
Other contractholders liabilities and reserves	9,506,267	9,624,992
Interest maintenance reserve	112,197,112	129,313,839
Other liabilities	112,754,453	117,578,550
Total general account liabilities before asset valuation reserve	5,512,375,644	5,577,085,908
Separate account reserves and other liabilities	6,022,771,815	5,388,815,401
Total liabilities before asset valuation reserve	11,535,147,459	10,965,901,309
Asset valuation reserve	94,579,695	75,756,050
Total liabilities	11,629,727,154	11,041,657,359
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	810,788,255	800,678,404
Total surplus	811,938,255	801,828,404
TOTAL LIABILITIES AND SURPLUS	$12,441,665,409	$11,843,485,763

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2006 and 2005

	2006	2005
INCOME
Premium and annuity considerations	$1,267,341,384	$1,151,984,261
Life and disability insurance premiums	17,442,717	18,419,557
Total considerations and premiums	1,284,784,101	1,170,403,818
Separate account investment and administrative fees	45,150,817	45,118,245
Net investment income	367,625,786	508,724,155
Other, net	4,298,318	2,843,312
Total income	1,701,859,022	1,727,089,530
DEDUCTIONS
Change in insurance and annuity reserves	95,459,771	133,508,240
Annuity and surrender benefits	1,391,465,668	1,235,468,526
Death and disability benefits	12,069,162	14,171,244
Operating expenses	188,439,738	213,296,134
Total deductions	1,687,434,339	1,596,444,144
Net gain before dividends	14,424,683	130,645,386
Dividends to contractholders and policyholders	(202,507)	(179,428)
Net gain from operations	14,222,176	130,465,958
Federal income tax (expense) benefit	(284,673)	836,776
Net realized capital gains (losses)	3,221,587	(14,081,896)
Net income	17,159,090	117,220,838
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(18,823,645)	95,725
Unrealized capital gains, net	29,230,913	32,151,236
Nonadmitted assets and other, net	(7,614,061)	(9,936,061)
Net deferred income tax asset	(7,007,630)	(14,419,859)
Change in reserve valuation basis	(2,834,816)	—
Net change in surplus	10,109,851	125,111,879
SURPLUS
Beginning of year	801,828,404	676,716,525
End of year	$811,938,255	$801,828,404

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2006 and 2005

	2006	2005
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,288,295,823	$1,174,826,067
Net investment income	305,633,464	502,853,802
Separate account investment and administrative fees	46,828,146	42,291,188
Benefit payments	(1,439,729,961)	(1,316,499,483)
Net transfers from (to) separate accounts	4,871,958	(24,350,648)
Investment and operating expenses paid	(179,111,987)	(179,008,119)
Dividends paid to policyholders	(91,613)	(101,234)
Net cash from operations	26,695,830	200,011,573
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	1,143,390,971	1,422,505,675
Common stocks	142,073,862	497,647,525
Mortgage loans	338,373	5,718,855
Other invested assets	10,649,394	196,811,826
Other	1,000,815	11,609,890
Total	1,297,453,415	2,134,293,771
Cost of investments acquired:
Bonds	(955,243,573)	(1,438,141,942)
Common stock	(146,740,728)	(441,621,560)
Real estate	(6,966,416)	(7,128,735)
Other invested assets	—	(191,906,021)
Other	38,463	—
Total	(1,108,912,254)	(2,078,798,258)
Net change in policy loans	(2,384,070)	3,574,626
Net cash from investments	186,157,091	59,070,139
CASH FLOWS FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(138,885,389)	(277,605,332)
Other cash applied	16,930,994	12,772,067
Net cash applied from financing and others sources	(121,954,395)	(264,833,265)
Net change in cash and short-term investments	90,898,526	(5,751,553)
CASH AND SHORT-TERM INVESTMENTS:
Beginning of year	22,329,440	28,080,993
End of year	$113,227,966	$22,329,440

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2006 and 2005

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. Mutual of America is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2006, are reflected in the accompanying consolidated statutory financial statements.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments with maturities of one month or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market values provided by the NAIC when available. If quoted market prices are unavailable, fair value is provided by an independent pricing organization. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

1. Summary of Significant Accounting Policies (Continued)

assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus.

Losses considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing as well as bonds with a fair market value that is less than 80% of its cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If a credit-related impairment is determined to be other than temporary, a direct write down is recorded as a realized capital loss and a new cost basis for the bond is established.

Common and Preferred Stocks — At December 31, 2006 and 2005, common stocks include $157.0 million and $142.3 million, respectively, invested in the Mutual of America Institutional Funds, a series of mutual funds for institutional investors and, $239.7 million and $209.7 million, respectively, invested in Mid-Cap and Large Cap equity securities. The $239.7 million at December 31, 2006 consists of $114.3 million invested in actively managed Mid-Cap Growth and Mid-Cap Value equity securities and $125.4 million invested in actively managed Large Cap equity securities. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.

Losses considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing as well as common stocks where the market value is less than 80% of its cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. The Company also considers other qualitative and quantitative factors in its evaluation of other than temporary impairments. Preferred stock is carried at cost.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America. At December 31, 2006 a $1.5 million unrealized loss was recorded as a direct reduction to unassigned surplus.

Other Invested Assets — Other invested assets consist of an investment in a limited partnership. At December 31, 2006 the Company recorded an other than temporary impairment loss of approximately $3.5 million, which includes the recognition of a $1.1 million unrealized loss established in prior years,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

1. Summary of Significant Accounting Policies (Continued)

and established a new cost basis for this investment. This loss is included as a component of net realized capital gains in the accompanying consolidated statutory statements of operations and surplus.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2006 and 2005.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $106.3 million and $97.7 million at December 31, 2006 and 2005, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan.

Nonadmitted Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses and benefit costs, are considered "nonadmitted assets" and excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.0 billion and $1.1 billion at December 31, 2006 and 2005, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2006 and 2005, averaged 3.69% and 3.26%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.7 billion and $3.6 billion at December 31, 2006 and 2005, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.3 billion at December 31, 2006 and 2005, are accumulated at various guaranteed interest rates, which during 2006 and 2005 averaged 5.84% and 7.00%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements. The December 31, 2006 disability insurance reserves include a $2.8 million increase related to a required change in the reserve valuation basis for this business, which was recorded as a direct charge to surplus.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

1. Summary of Significant Accounting Policies (Continued)

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. During 2006 and 2005, such charges were equal to approximately .79% and .88%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations. Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $6.0 billion and $5.4 billion at December 31, 2006 and 2005, respectively, are subject to discretionary withdrawal at market value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2005 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2006 presentation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2006 and 2005 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		NAIC Market
December 31, 2006 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage — backed securities	$2,374.7	$7.0	$41.1	$2,340.6
Commercial mortgage — backed securities	29.6	.4	—	30.0
Other asset-backed securities	83.0	.1	.6	82.5
Total	$2,487.3	$7.5	$41.7	$2,453.1
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	635.4	2.5	9.8	628.1
Obligations of states and political subdivisions	16.3	2.4	—	18.7
Debt securities issued by foreign governments	38.6	1.4	—	40.0
Corporate securities	2,291.3	31.9	33.8	2,289.4
Total	$5,468.9	$45.7	$85.3	$5,429.3
	Statement	Gross Unrealized		NAIC Market
December 31, 2005 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage — backed securities	$2,356.4	$8.9	$41.2	$2,324.1
Commercial mortgage — backed securities	31.1	.9	—	32.0
Other asset-backed securities	59.6	.2	.4	59.4
Total	$2,447.1	$10.0	$41.6	$2,415.5
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	581.6	14.7	4.4	591.9
Obligations of states and political subdivisions	15.2	3.1	—	18.3
Debt securities issued by foreign governments	39.0	2.1	—	41.1
Corporate securities	2,441.5	66.7	26.5	2,481.7
Total	$5,524.4	$96.6	$72.5	$5,548.5

Short-term fixed maturity securities with a statement value and NAIC market value of $103.7 million and $9.3 million at December 31, 2006 and 2005, respectively, are included in the above tables. At December 31, 2006 and 2005, the Company had $3.0 million and $2.8 million (par value $3.0 million and $2.8 million), respectively of its long-term fixed maturity securities on deposit with various state regulatory agencies.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

2. Investments (Continued)

At December 31, 2006 and 2005, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2006	2005	Change
Equity securities (common and preferred stock)	$24.5	$(5.2)	$29.7
Other invested assets	(1.5)	(1.1)	(.4)
Net unrealized (depreciation) appreciation	$23.0	$(6.3)	$29.3

The unrealized depreciation related to the Company's common equity portfolio improved by $29.7 million during the year as shown above. The net unrealized appreciation of $24.5 million for equity securities at December 31, 2006, consists of $31.4 million of gross unrealized gains and $6.9 million of gross unrealized losses. The gross unrealized losses of $6.9 million are primarily attributed to the Company's investment in certain Mutual of America Institutional Funds and are predominately more than twelve months old.

The following is an analysis of the NAIC market values and gross unrealized losses by fixed maturity category and length of time the securities have been in a continuous unrealized loss position. All of these unrealized losses arise from changes in the relative level of interest rates and, if the securities were sold, the realized loss would be recorded as a component of the Interest Maintenance Reserve. The tables that follow exclude $1.7 billion and $2.2 billion at December 31, 2006 and 2005, respectively, of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	NAIC Market Value	Unrealized Losses	Number of Issues	NAIC Market Value	Unrealized Losses	Number of Issues
December 31, 2006 ($ in millions)
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage-backed securities	$93.6	$.7	11	$493.9	$12.5	50
Commercial mortgage-backed securities	43.7	.2	9	21.2	.4	3
Other asset-backed securities	1.8	—	2	—	—	—
Total	$139.1	$.9	22	$515.1	$12.9	53
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	179.0	.8	27	940.4	27.0	104
Obligations of states and political subdivisions	157.6	.7	7	336.1	9.2	31
Corporate Securities	583.9	10.3	43	846.2	23.5	87
Total	$1,059.6	$12.7	99	$2,637.8	$72.6	275

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

2. Investments (Continued)

	Twelve Months or Less			Twelve Months or Greater
	NAIC Market Value	Unrealized Losses	Number of Issues	NAIC Market Value	Unrealized Losses	Number of Issues
December 31, 2005 ($ in millions)
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage-backed securities	$415.2	$6.5	37	$190.8	$4.8	20
Commercial mortgage-backed securities	18.0	.1	2	9.7	.3	1
Other asset-backed securities	—	—	—	—	—	—
Total	$433.2	$6.6	39	$200.5	$5.1	21
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	671.2	10.3	73	555.6	19.7	57
Obligations of states and political subdivisions	257.8	3.2	24	127.8	2.5	10
Corporate Securities	579.5	9.0	64	448.8	16.1	45
Total	$1,941.7	$29.1	200	$1,332.7	$43.4	133

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2006 and 2005, were as follows:

December 31 (in millions)	2006	2005
Bonds and notes	$.1	$(12.8)
Equity securities (common and preferred stock)	6.6	(1.3)
Other invested assets	(3.5)	—
Net realized capital gains (losses)	$3.2	$(14.1)

The $6.6 million of realized capital gains in 2006 related to equity securities includes approximately $8.8 million of gain resulting primarily from the sale of that portion of the Company's common stock portfolio that mirrored the S&P 500 index to a portfolio that is now invested in actively managed Large Cap stocks. The 2006 net realized capital gain amount for equity securities also includes other than temporary impairment losses of $2.2 million, primarily related to the Company's investment in one of the Mutual of America Institutional Funds. The 2006 net loss for other invested assets consists of an other than temporary impairment loss related to a limited partnership investment.

The 2005 net realized capital losses related to bonds and notes shown above arose primarily from the sale of previously defaulted securities during the year. Since the majority of the 2005 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. The $1.3 million of net realized capital losses in 2005 related to equity securities included $16.7 million of losses resulting primarily from a planned change in the composition of the Company's common stock investments from a portfolio based solely on

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

2. Investments (Continued)

replicating the S&P 500 index to a portfolio that then consisted of approximately $100.3 million invested in actively managed Mid-Cap Growth and Mid-Cap Value stocks and $109.4 million invested in a portfolio that mirrors the S&P 500 index. The 2005 net loss also included $15.4 million of realized capital gains resulting from the sale of 3,535,949 million shares of Manulife Financial Corporation during the fourth quarter as discussed in Note 3. No other than temporary impairment losses were recognized in 2005.

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2006, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2006 (in millions)	Statement Value	NAIC Market Value
Due in one year or less	$378.7	$377.8
Due after one year through five years	1,917.3	1,902.0
Due after five years through ten years	1,336.5	1,320.0
Due after ten years	1,836.4	1,829.5
Total	$5,468.9	$5,429.3

Realized Investment Gains — Fixed Maturity Securities

Sales of investments in fixed maturity securities resulted in $3.8 million and $9.3 million of net losses being accumulated in the IMR in 2006 and 2005, respectively, as follows:

December 31 (in millions)	2006	2005
Fixed maturity securities
Proceeds	$1,148.8	$1,433.4
Gross realized gains	3.4	2.8
Gross realized losses	(7.2)	(12.1)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2006 and 2005, $13.3 million and $17.8 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $8.8 million of net gains in 2006 and $1.3 million of net losses in 2005, being recognized in net income as follows:

December 31 (in millions)	2006	2005
Equity securities
Proceeds	$145.3	$492.2
Gross realized gains	8.9	46.7
Gross realized losses	(.1)	(48.0)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The Company was involved in a lawsuit against Hancock, seeking consideration distributed upon Hancock's reorganization as a stock life insurer in 2000. On September 26, 2005, the Court issued a final order declaring that Mutual of America was eligible to receive financial consideration in conjunction with Hancock's reorganization. Such financial consideration consisted of 3,535,949 common shares of Manulife Financial Corporation (parent company of Hancock) and cash dividends accumulated on the stock since 2000, that had been held in trust pending the Court's final decision. Net investment income in 2005 includes a special one-time dividend of approximately $166.9 million, net of a deferred income liability. All of these shares were sold during the fourth quarter of 2005, resulting in $15.4 million of realized capital gains.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $57.8 million and $66.1 million at December 31, 2006 and 2005, respectively. The actual interest and other allocated investment earnings, including the special one-time dividend in 2005 discussed above, related to this contract amounted to $28.9 million and $171.7 million in 2006 and 2005, respectively, and are included in net investment income. The 2006 amount includes $25.0 million recognized as a result of a decrease in the entire deferred income liability during the year.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $6.2 million and $5.8 million in 2006 and 2005, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

5. Pension Plan and Postretirement Benefits (Continued)

benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 20 years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2006 and 2005 plan valuations are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Service cost	$10.0	$10.1	$1.4	$1.3
Interest cost on Projected Benefit Obligation (PBO)	12.0	12.6	2.3	2.1
Expected return on plan assets	(19.8)	(17.2)	—	—
Prior services costs	—	—	(.2)	(.1)
Amortization of unrecognized net loss	9.2	10.2	.8	.7
Settlement loss	(.3)	4.8	—	—
Net benefit expense	$11.1	$20.5	$4.3	$4.0

Included in 2006 pension expense is the recognition of a $.3 million settlement loss, resulting from the level of lump-sum benefit payments made related to the non-qualified plan during the year. The changes in the projected benefit obligation and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Change in PBO
PBO, beginning of year	$218.0	$198.7	$38.0	$36.6
Service cost	10.0	10.1	1.4	1.3
Interest cost	12.0	12.6	2.3	2.1
Plan amendment	—	4.2	—	—
Change in assumptions	—	(.5)	—	1.5
Actuarial loss (gain)	(10.2)	13.7	.8	(1.9)
Benefits and expenses paid	(7.7)	(20.8)	(2.5)	(1.6)
PBO, end of year	$222.1	$218.0	$40.0	$38.0
	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Change in Plan Assets
Plan assets, beginning of year	$185.5	$163.3	$—	$—
Employer contributions	10.0	34.6	—	—
Return on plan assets	21.4	8.4	—	—
Benefits and expenses paid	(7.7)	(20.8)	—	—
Plan assets, end of year	209.2	185.5	—	—
Plan assets (lower than) in excess of PBO	$(12.9)	$(32.5)	$(40.0)	$(38.0)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

5. Pension Plan and Postretirement Benefits (Continued)

At December 31, 2006 and 2005, all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2006 and 2005, has been classified as a nonadmitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Plan assets (lower than) in excess of PBO	$(12.9)	$(32.5)	$(40.0)	$(38.0)
Unrecognized prior service cost	5.0	5.9	(1.4)	(1.5)
Unrecognized net loss from past experience different from that assumed	83.4	103.3	13.0	13.0
Prepaid (accrued) benefit cost, end of year	$75.5	$76.7	$(28.4)	$(26.5)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $170.7 million and $144.8 million at December 31, 2006 and 2005, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $134.5 million and $124.6 million at December 31, 2006 and 2005, respectively.

During 2006 and 2005, the Company made contributions to the qualified plan of $10.0 million and $22.2 million, respectively. The Company estimates that it will make contributions of approximately $10.0 million to its defined benefit plans in 2007. Benefits expected to be paid from these plans total $23.9 million in 2007, $7.3 million in 2008, $14.4 million in 2009, $8.5 million in 2010 and $11.3 million in 2011. The aggregate benefits expected to be paid in 2012 through 2016 total approximately $128.8 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2006.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits		Other Benefits
Weighted average assumptions at December 31	2006	2005	2006	2005
Discount rate	5.75%	5.75%	5.75%	5.75%
Rate of compensation increase	4.17%	4.23%	4.00%	4.00%
Expected return on plan assets	9.50%	10.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 5.75%, 4.17% and 10.50%, respectively, in 2006 and 6.00%, 4.23% and 10.50%, respectively, in 2005. The Company's current overall expected long-term rate of return on plan assets is now 9.50%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

5. Pension Plan and Postretirement Benefits (Continued)

obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.0% for 2007 and is expected to decrease by .5% each year thereafter until 2009, at which time it will remain constant at 5.0%. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2006, by $3.4 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2006 by $.4 million. Benefits expected to be paid from this plan total $2.5 million in 2007, $2.8 million in 2008, $3.0 million in 2009, $3.2 million in 2010, and $3.4 million in 2011. Aggregated benefits expected to be paid in the period 2012 through 2016 total approximately $20.3 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2006.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.1 million and $2.0 million in 2006 and 2005, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares have been issued under this plan and the total value related to the majority of outstanding shares under this plan will be paid out on March 15, 2008, based upon the level of statutory surplus at December 31, 2007. A new plan was started during 2005. Shares under this plan were granted in 2006 and 2005 and generally vest over a three-year period. The value of such shares is equal to number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $7.4 million and $17.8 million in 2006 and 2005, respectively.

6. Commitments and Contingencies

Rental expenses were $24.3 million and $23.1 million in 2006 and 2005, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $4.1 million in 2007, $3.9 million in 2008, $3.7 million in 2009, $3.3 million in 2010, $3.0 million in 2011 and $9.0 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's DTA's and DTL's must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net

DTA's can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

A reconciliation of the income tax expense recognized in the Company's consolidated statutory statements of operations from the amount obtained by applying the statutory tax rate of 35% to net gain from operations before federal income taxes follows:

	December 31 ($ in millions)
	2006	2005
Net gain from operations	$14.2	$130.5
Statutory rate	35%	35%
Tax at statutory rate	$(5.0)	$(45.7)
IMR Amortization	4.7	6.2
Realized capital (gains) losses	(1.1)	3.0
Net capital gains deferred in IMR	1.3	3.3
Pension and other benefits related	4.6	(.1)
Change in nonadmitted assets	2.7	3.5
Change in Mutual of America's net DTA	(7.8)	31.6
Other	.3	(1.0)
Federal income tax (expense) benefit	$(.3)	$.8
Effective tax rate	(2.00)%	.64%

The federal income tax expense of $(.3) million in 2006 and the federal income tax benefit of $.8 million in 2005 arose solely from the operating results of the Company's non-insurance subsidiaries.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

7. Federal Income Taxes (Continued)

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2006	2005
Total gross DTA's excluding unrealized (gains) losses	$364.2	$353.0
Total gross DTL's excluding unrealized (gains) losses	(56.9)	(53.5)
Mutual of America's net DTA	307.3	299.5
Tax effect of unrealized (gains) losses	(8.6)	1.8
DTA nonadmitted	(297.9)	(293.5)
Net admitted DTA	.8	7.8
Non-Insurance Subsidiaries	6.6	6.9
Total net DTA's	$7.4	$14.7

As shown above, Mutual of America's net admitted DTA decreased by $7.0 million during 2006. The tax effects of temporary differences that give rise to a significant portion of the DTA's and DTL's arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and capital gains and losses on investment transactions and nonadmitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized as of December 31, 2006 and 2005 for Mutual of America.

At December 31, 2006, the Company had consolidated net operating loss carry forwards of approximately $320.9 million, expiring at various dates between 2008 and 2026, and a capital loss carry forward of approximately $6.9 million expiring in 2011.

The Internal Revenues Service (IRS) is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The IRS has raised questions regarding Mutual's tax deductions for certain intangible assets and capital losses related to the sale of a holding company and a partnership interest. The Company continues to believe that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

8. Fair Value of Financial Instruments (Continued)

The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2006 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,365.2	$5,325.6
Common stocks	401.0	401.0
Preferred stocks	7.2	7.2
Cash and short-term investments	113.2	113.2
Guaranteed funds transferable	57.8	55.5
Mortgage loans	3.4	3.6
Policy loans	98.1	98.1
LIABILITIES
Insurance and annuity reserves	$5,277.9	$5,340.6
December 31, 2005 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,515.1	$5,539.2
Common stocks	354.5	354.5
Preferred stocks	13.0	13.0
Cash and short-term investments	22.3	22.3
Guaranteed funds transferable	66.1	63.3
Mortgage loans	3.8	4.1
Policy loans	95.8	95.8
LIABILITIES
Insurance and annuity reserves	$5,320.6	$5,434.3

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

8. Fair Value of Financial Instruments (Continued)

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion and $1.1 billion at December 31, 2006 and 2005, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.60% and 5.14% were used at December 31, 2006 and 2005, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2006 and 2005

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements

  The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

  Mutual of America Separate Account No. 2

    Independent Registered Public Accounting Firm's Report

    Financial Statements for Years Ended December 31, 2006 and 2005

  Mutual of America Life Insurance Company

    Independent Registered Public Accounting Firm's Report

    Financial Statements for Years Ended December 31, 2006, 2005 and 2004

(b)  Exhibits

(1)  Copy of the resolution of the depositor establishing the registrant. (1)

(2)  Not Applicable.

(3)  Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2, dated June 15, 1984. (1)

(b)(ii)  Form of SEP Endorsement to Individual Retirement Annuity Contract. (2)

(b)(iii)  Form of SIMPLE Endorsement to Individual Retirement Annuity Contract. (2)

(b)(iv)  Form of ROTH Endorsement to Individual Retirement Annuity Contract. (2)

(c)  Form of Flexible Premium Deferred Annuity Contract. (3)

(6) (a)  Rules and Regulations of Mutual of America Separate Account No. 2. (1)

(b)  Bylaws of Mutual of America Life Insurance Company. (1)

(7)  Not Applicable.

(8) (a)(i)  Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (5)

(a)(ii)  Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as "DWS Variable Series I") and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of April 12, 2007. (1)

(b)(i)  Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)  Amendment No. 1 to the Fund Participation Agreement – Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)  Amendment No. 2 to the Fund Participation Agreement – Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)  Amendment No. 3 to the Fund Participation Agreement – Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)  Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc, dated as of December 22, 2004. (1)

(c)(i)  Participation Agreement among the Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005. (6)

(c)(ii)  Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 12, 2007. (1)

(d)  Shared Funding Agreement fir Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (5)

(e)  Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005. (6)

(f)  Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (6)

(9)  Opinion and consent of counsel as to the legality of the securities being registered. (2)

(10)  Consent of KPMG, LLP. (2)

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Powers of Attorney. (1)

(1)  Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.

(2)  Filed herewith.

(3)  Filed with Post-Effective Amendment No. 30 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 002-90201) on February 28, 2003. As incorporated herein by reference.

(4)  Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 002-90201) on April 29, 1998. As incorporated herein by reference.

(5)  Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 19, 2001. As incorporated herein by reference.

(6)  Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 29, 2005. As incorporated herein by reference.

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran New York, New York	Chairman of the Board, President and Chief Executive Officer

Clifford L. Alexander, Jr. Washington, D.C.	Director

Kimberly A. Casiano San Juan, Puerto Rico	Director

Richard M. Cummins New York, New York	Director

Roselyn P. Epps, M.D. Bethesda, Maryland	Director

Earle H. Harbison, Jr. St. Louis, Missouri	Director

Maurine Haver New York, New York	Director

Name and Principal Business Address	Positions and Offices With Depositor
Frances R. Hesselbein New York, New York	Director

William T. Knowles Harpswell, Maine	Director

LaSalle D. Leffall, Jr., M.D. Washington, D.C.	Director

Senator Connie Mack Washington, D.C.	Director

Roger Porter Cambridge, Massachusetts	Director

Peter J. Powers New York, New York	Director

General Dennis J. Reimer Oklahoma City, Oklahoma	Director

Elie Wiesel New York, New York	Director

Officers-Directors

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer

Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer

Patrick A. Burns	Senior Executive Vice President and General Counsel

Salvatore R. Curiale	Senior Executive Vice President, Technical Operations

Other Officers

Name and Principal Business Address	Positions and Offices With Depositor
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman

Meyer Baruch	Senior Vice President, State Compliance and Government Regulations

Nicholas A. Branchina	Senior Vice President and Associate Treasurer

Maria L. Brophy	Senior Vice President, Accounting and Financial Systems

Jeremy J. Brown	Executive Vice President and Chief Actuary

Patrick Burke	Senior Vice President, National Accounts

Katherine Cannizzaro	Senior Vice President, Claims

Anne Marie Carroll	Senior Vice President and Associate General Counsel

Sean Carroll	Senior Vice President, Facilities Management

William S. Conway	Senior Executive Vice President, Marketing and Corporate Communications

John S. Corrigan	Senior Vice President, Internal Audit

Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services

James E. Flynn	Senior Vice President, Public Relations, EU

Michael Gallagher Boca Raton, FL	Senior Vice President, Direct Response and Technical Communications

Name and Principal Business Address	Positions and Offices With Depositor
Harold J. Gannon	Senior Vice President, Corporate Tax

Gordon Gaspard	Senior Vice President, Key Client Relations

Robert Giaquinto, Boca Raton, FL	Executive Vice President, MIS Operations

Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

John R. Greed	Senior Executive Vice President and Treasurer

Jared Gutman	Executive Vice President, Technical Operations

Thomas A. Harwood	Senior Vice President, Corporate Communications

Sandra Hersko	Senior Vice President, Technical Administration

Edward J. T. Kenney	Executive Vice President, External Affairs

Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel

Robert Kordecki	Senior Vice President, Key Client Relations

Nicole Lanni	Senior Vice President, Technical Services

Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services

Kathryn Lu	Senior Vice President and Associate General Counsel

Thomas L. Martin	Senior Vice President and Associate General Counsel

JoAnn McGrane	Senior Vice President, Home Office Administration

James McCutcheon	Senior Vice President and Associate General Counsel

Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims

George L. Medlin	Executive Vice President, Internal Audit

Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting

Lynn N. Nadler Boca Raton, FL	Senior Vice President, Training

Roger F. Napoleon	Senior Vice President and Associate General Counsel

Peter Nicklin	Senior Vice President, Special Projects, and Assistant to Chief Information Officer

Paul O'Hara	Senior Vice President, Competition and Research

James C. Peterson	Senior Vice President, Leadership Development

William Rose	Executive Vice President, Field Operations

James J. Roth	Senior Vice President, Chief Compliance Officer

Dennis J. Routledge	Senior Vice President, Office of Technology

Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response

Myron Schlanger	Senior Vice President and Associate Treasurer

William G. Shannon	Senior Vice President, Financial Advisory Services

Walter W. Siegel	Senior Vice President and Actuary

Name and Principal Business Address	Positions and Offices With Depositor
Joan M. Squires	Executive Vice President, Chief Information Officer, Office of Technology

Anne M. Stanard, Boca Raton, FL	Senior Vice President, Human Resources

John Terwilliger Boca Raton, FL	Senior Vice President, Facilities Management

Eldon Wonacott, Boca Raton, FL	Senior Vice President, Field Administration

The business address of all officers and directors is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.

Item 26.  Persons Controlled By or Under Common Control with the Depositor or the Registrant

Mutual of America Life Insurance Company ("Mutual of America") is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders' votes are taken.

Mutual of America wholly owns the following companies:

•  Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•  Mutual of America Securities Corporation, a Delaware corporation, and

•  Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America's consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27.  Number of Holders of Securities

As of March 31, 2007, there were 345,886 owners in Separate Account No. 2, 182,652 of whom were attributable to Contracts registered under SEC File No. 2-90201; 158,715 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 4,519 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28.  Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director's acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a "person") against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by the Hartford Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance fiduciary liability coverage is $500,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

(a)	Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)	The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)	The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30.  Location of Accounts and Records.

Registrant's books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America's Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487.

Item 31.  Management Services.

Not applicable.

Item 32.  Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 30th day of April, 2007.

  MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
  (REGISTRANT)

  MUTUAL OF AMERICA LIFE INSURANCE COMPANY
  (DEPOSITOR)

  By:  /s/ MANFRED ALTSTADT

  Manfred Altstadt
  Senior Executive Vice President and
  Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2007.

Signatures	Title
* Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer; Director (Principal Executive Officer)

/S/ MANFRED ALTSTADT Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer; Director (Principal Financial and Accounting Officer)

* Clifford L. Alexander, Jr.	Director

* Patrick A. Burns	Senior Executive Vice President and General Counsel; Director

* Kimberly A. Casiano	Director

* Richard M. Cummins	Director

* Salvatore R. Curiale	Senior Executive Vice President, Technical Operations; Director

* Roselyn P. Epps, M.D.	Director

Signatures	Title
* Earle H. Harbison, Jr.	Director

* Maurine Haver	Director

* Frances R. Hesselbein	Director

* William T. Knowles	Director

* Lasalle D. Leffall, Jr., M.D.	Director

* Connie Mack, III	Director

* Roger Porter	Director

* Peter J. Powers	Director

* Dennis J. Reimer	Director

* Elie Wiesel	Director

*By: /s/ MANFRED ALTSTADT Manfred Altstadt Attorney-in-Fact

List of Exhibits

EX-99(4)(b)(2)	SEP Endorsement to Individual Retirement Annuity Contract

EX-99(4)(b)(3)	SIMPLE Endorsement to Individual Retirement Annuity Contract

EX-99(9)	Opinion and consent of counsel

EX-99(10)	Consent of KPMG, LLP